SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-12

The Dixie Group, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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THE DIXIE GROUP, INC.

345-B Nowlin Lane
Chattanooga, Tennessee 37421
(423) 510-7000

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of The Dixie Group, Inc.:

      The Annual Meeting of Shareholders of The Dixie Group, Inc. will be held at the Company’s office located at 365 South Industrial Boulevard, Calhoun, Georgia 30701, on May 2, 2002 at 10:00 a.m., Eastern Daylight Time, for the following purposes:

1.	Election of seven individuals to the Board of Directors for a term of one year each;

2.	Amendment of the Company’s Stock Incentive Plan: (i) to increase the maximum number of shares of the Company’s Common Stock that may be issued pursuant to awards under the Plan from 436,500 to 1,936,500; and (ii) to waive the limit on the number of shares that may be subject to award in any one year for purposes of issuing options to replace those cancelled in 2001;

3.	Approval of an amended version of the Company’s Stock Ownership Plan; and

4.	Such other business as may properly come before the Annual Meeting of Shareholders, or any adjournment thereof.

      Only shareholders of record of the Common Stock and Class B Common Stock at the close of business on March 8, 2002, are entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

      Your attention is directed to the Proxy Statement accompanying this Notice for more complete information regarding the matters to be acted upon at the Annual Meeting.

By Order of the Board of Directors

Daniel K. Frierson
Chairman of the Board

Chattanooga, Tennessee

Dated: April 5, 2002

PLEASE READ THE ATTACHED MATERIAL CAREFULLY AND COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY TO THE COMPANY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES OF COMMON STOCK AND CLASS B COMMON STOCK WILL BE REPRESENTED AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON, SHOULD YOU SO DESIRE.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT
INTRODUCTION
RECORD DATE, VOTE REQUIRED AND RELATED MATTERS
PRINCIPAL SHAREHOLDERS
PROPOSAL 1
ELECTION OF DIRECTORS
SHAREHOLDER RETURN PERFORMANCE PRESENTATION
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
COMPENSATION COMMITTEE REPORT
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
EXECUTIVE COMPENSATION INFORMATION
SUMMARY COMPENSATION TABLE
AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES
PROPOSAL 2
PROPOSAL TO AMEND THE COMPANY’S STOCK INCENTIVE PLAN
PROPOSAL 3
PROPOSAL FOR APPROVAL OF STOCK OWNERSHIP PLAN, AS AMENDED
NEW PLAN BENEFITS — STOCK OWNERSHIP PLAN
SHAREHOLDER PROPOSALS
INDEPENDENT AUDITORS
ADDITIONAL INFORMATION
OTHER MATTERS
THE DIXIE GROUP, INC. STOCK INCENTIVE PLAN

THE DIXIE GROUP, INC.

345-B Nowlin Lane
Chattanooga, Tennessee 37421
(423) 510-7000

ANNUAL MEETING OF SHAREHOLDERS

May 2, 2002

PROXY STATEMENT

INTRODUCTION

      The enclosed Proxy is solicited on behalf of the Board of Directors of the Company for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement and the enclosed Proxy will be mailed on or about April 5, 2002, to shareholders of record of the Company’s Common Stock and Class B Common Stock as of the close of business on March 8, 2002.

      At the Annual Meeting, holders of the Company’s Common Stock, $3.00 par value per share (“Common Stock”), and Class B Common Stock, $3.00 par value per share (“Class B Common Stock”), will be asked to: (i) elect seven individuals to the Board of Directors for a term of one year each; (ii) approve an amendment to the Company’s Stock Incentive Plan to (a) increase the maximum number of shares of the Company’s Common Stock that may be issued pursuant to awards under the Plan from 436,500 to 1,936,500 and (b) to waive the limit on the number of shares that may be subject to award in any one year for purposes of issuing options to replace those cancelled in 2001; (iii) approve an amended version of the Company’s Stock Ownership Plan; and (iv) transact any other business that may properly come before the meeting.

      The Board of Directors recommends that the Company’s shareholders vote FOR the election of the nominees for director, FOR approval of the amendments to the Company’s Stock Incentive Plan, and FOR approval of the amended version of the Company’s Stock Ownership Plan.

RECORD DATE, VOTE REQUIRED AND RELATED MATTERS

      The Board has fixed the close of business on March 8, 2002, as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. Each outstanding share of Common Stock is entitled to one vote, and each outstanding share of Class B Common Stock is entitled to 20 votes, exercisable in person or by properly executed Proxy, on each matter brought before the Annual Meeting. Cumulative voting is not permitted. As of March 8, 2002, 10,904,843 shares of Common Stock, representing 10,904,843 votes, were held of record by approximately 3,000 shareholders (including an estimated 2,100 shareholders whose shares are held in nominee names, but excluding 2,600 participants in the Company’s 401(k) Plan who may direct the voting of shares allocated to their accounts), and 795,970 shares of Class B Common Stock, representing 15,919,400 votes, were held by 15 individual shareholders, together representing an aggregate of 26,824,243 votes.

      Shares represented at the Annual Meeting by properly executed Proxy will be voted in accordance with the instructions indicated therein unless such Proxy has previously been revoked. If no instructions are indicated, such shares will be voted FOR the election of the seven nominees for director as set forth in this

Proxy Statement, FOR approval of the amendments to the Company’s Stock Incentive Plan, and FOR approval of the amended version of the Company’s Stock Ownership Plan.

      Any Proxy given pursuant to this solicitation may be revoked at any time by the shareholder giving it by delivering to the Secretary of the Company a written notice of revocation bearing a later date than the Proxy, by submitting a later-dated, properly executed Proxy, or by revoking the Proxy and voting in person at the Annual Meeting. Attendance at the Annual Meeting will not, in and of itself, constitute a revocation of a Proxy. Any written notice revoking a Proxy should be sent to The Dixie Group, Inc., P.O. Box 25107, Chattanooga, Tennessee 37422-5107, Attention: Starr T. Klein, Secretary.

      The persons designated as proxies were selected by the Board of Directors and are Daniel K. Frierson, John W. Murrey, III, and Robert J. Sudderth, Jr. The cost of solicitation of Proxies will be borne by the Company.

      The presence, in person or by Proxy, of the holders of a majority of the aggregate outstanding vote of Common Stock and Class B Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. The affirmative vote of a plurality of the total votes cast that are represented in person or by Proxy at the Annual Meeting is required to elect the Board of Directors’ nominees. The affirmative vote of a majority of the total votes cast that are represented in person or by Proxy at the Annual Meeting is required to approve the amendments to the Stock Incentive Plan and to approve the amended version of the Stock Ownership Plan.

      The Board is not aware of any other matter to be brought before the Annual Meeting for a vote of shareholders. If, however, other matters are properly presented, Proxies representing shares of Common Stock and Class B Common Stock will be voted in accordance with the best judgment of the proxyholders. Shares covered by abstentions and broker non-votes, while counted for purposes of determining the presence of a quorum at the Annual Meeting, are not considered affirmative votes and thus will have no effect upon the election of directors by a plurality vote. With respect to approval of the amendments to the Stock Incentive Plan and approval of the amended version of the Stock Ownership Plan, an abstention will have the same effect as a “NO” vote and broker non-votes will have no effect.

      A copy of the Company’s Annual Report for the year ended December 29, 2001, is enclosed herewith.

PRINCIPAL SHAREHOLDERS

      Shareholders of record at the close of business on March 8, 2002, the Record Date, will be entitled to vote at the Annual Meeting. Messrs. Daniel K. Frierson, T. Cartter Frierson, and Paul K. Frierson collectively have the power to direct 16,319,087 votes (435,447 shares of Common Stock and 794,182 shares of Class B Common Stock), representing 60.84% of the total votes eligible to be cast at the Company’s Annual Meeting.

      The following table presents information regarding ownership of the Company’s equity securities by beneficial owners of more than 5% of the Common Stock or Class B Common Stock. The table also presents beneficial ownership information for the executive officers named in the Summary Compensation Table, the nominees for director, and all directors and executive officers as a group as of March 8, 2002.

		Number of Shares
Name and Address of Beneficial Owner	Title of Class	Beneficially Owned(1)(2)		% of Class(1)

Daniel K. Frierson	Common Stock	271,683	(3)(4)	2.47%
111 East and West Road	Class B Common Stock	722,182	(5)	90.73%
Lookout Mountain, TN 37350

		Number of Shares
Name and Address of Beneficial Owner	Title of Class	Beneficially Owned(1)(2)		% of Class(1)

Paul K. Frierson	Common Stock	172,178	(4)(6)	1.57%
141 Brow Lake Road	Class B Common Stock	376,512	(7)	47.30%
Lookout Mountain, GA 30750
T. Cartter Frierson	Common Stock	204,462	(4)(8)	1.87%
1103 Tinker Bell Lane	Class B Common Stock	226,121	(9)	28.41%
Lookout Mountain, GA 30750
Dimensional Fund Advisors, Inc.	Common Stock	818,988	(10)	7.51%
1299 Ocean Avenue 11th Floor	Class B Common Stock	—		—
Santa Monica, CA 90401

Additional Directors and Executive Officers:

Philip H. Barlow	Common Stock	124,822	(11)	1.14%
	Class B Common Stock	—		—
J. Don Brock	Common Stock	30,734	(12)(13)	*
	Class B Common Stock	—		—
Lovic A. Brooks, Jr.	Common Stock	30,734	(12)(14)	*
	Class B Common Stock	—		—
Kenneth L. Dempsey	Common Stock	69,259	(15)	*
	Class B Common Stock	—		—
John W. Murrey, III	Common Stock	17,934	(12)(16)	*
	Class B Common Stock	—		—
Royce R. Renfroe	Common Stock	103,225	(17)	*
	Class B Common Stock	—		—
Peter L. Smith	Common Stock	25,919	(12)(18)	*
	Class B Common Stock	—		—
Robert J. Sudderth, Jr.	Common Stock	16,734	(12)(19)	*
	Class B Common Stock	—		—
All Directors and Executive Officers as a Group	Common Stock	997,315	(20)	8.67%
(15 Persons)	Class B Common Stock	794,182	(21)	99.78%

*	Percentage of shares beneficially owned does not exceed 1% of the Class.

(1)	Under the rules of the Securities and Exchange Commission and for the purposes of the disclosures in this table, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose or to direct the disposition of such security. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities. The Class B Common Stock is convertible on a share-for-share basis into shares of Common Stock; however, information presented in this table as to the number of shares of Common Stock beneficially owned and the percent of class does not give effect to the possible conversion of shares of Class B Common Stock into shares of Common Stock.

(2)	Does not include 1,776,734 shares of Common Stock owned by The Dixie Group, Inc. 401(k) Retirement Savings Plan (the “401(k) Plan”) for which Daniel K. Frierson, Paul K. Frierson, Lovic A. Brooks, Jr., and Robert J. Sudderth, Jr. are fiduciaries and for which T. Rowe Price Trust Company serves as Trustee. Participants in the 401(k) Plan may direct the voting of all shares of Common Stock held in their accounts, and the Trustee must vote all shares of Common Stock held in the 401(k) Plan in the ratio reflected by such direction.

(3)	Includes: (i) 2,526 shares of Common Stock as to which Mr. Frierson has sole investment and sole voting power; (ii) 104,653 shares of Common Stock for which Mr. Frierson has subscribed, pursuant to the Company’s Stock Ownership Plan; (iii) 129,218 shares of Common Stock owned by the wife, children, and grandchildren of Daniel K. Frierson and as to which he may be deemed to share voting and investment power; (iv) options, which are exercisable within 60 days of the Record Date, to purchase 5,000 shares of Common Stock; and (v) 2,853 shares of Common Stock allocated to Mr. Frierson’s account in the 401(k) Plan.

(4)	Includes 27,433 shares of Common Stock held by Daniel K. Frierson, Paul K Frierson, and T. Cartter Frierson, as trustees of a charitable remainder trust formed by Rowena K. Frierson.

(5)	Includes: (i) 105,072 shares of Class B Common Stock owned by Mr. Frierson’s wife and children as to which he may be deemed to share investment and voting power, and (ii) 617,110 shares of Class B Common Stock held pursuant to a shareholder agreement under which he has been granted a proxy, which expires October 2005, to vote such shares (the “Shareholder Agreement”). The proxy is terminable under certain limited circumstances prescribed in the Shareholder Agreement. The Shareholder Agreement is among the Estate of J. Burton Frierson, the wife of J. Burton Frierson (Rowena K. Frierson), and the five sons of J. Burton and Rowena K. Frierson (Daniel K. Frierson; Paul K. Frierson; T. Cartter Frierson; James W. Frierson; and J. Burton Frierson, III). The 617,110 shares of Class B Common Stock subject to the Shareholder Agreement include: (a) 296,920 shares of Class B Common Stock owned directly by him; 94,069 shares of Class B Common Stock owned directly by Paul K. Frierson; and 15,678 shares of Class B Common Stock owned directly by T. Cartter Frierson; (b) 40,000 shares of Class B Common Stock held by Paul K. Frierson, T. Cartter Frierson, and Daniel K. Frierson as co-trustees of the Frierson Family Trusts; (c) 45,304 shares of Class B Common Stock held by Paul K. Frierson, T. Cartter Frierson, and Daniel K. Frierson as co-trustees of the Special Purpose Trust of J. Burton Frierson; and (d) 125,139 shares of Class B Common Stock owned directly by Rowena K. Frierson but subject to a general power of attorney granted to Daniel K. Frierson, Paul K. Frierson, and T. Cartter Frierson.

(6)	Includes: (i) 48,453 shares of Common Stock as to which Mr. Frierson holds sole investment and sole voting power; (ii) 43,357 shares of Common Stock for which Mr. Frierson has subscribed pursuant to the Company’s Stock Ownership Plan; (iii) 46,482 shares of Common Stock owned by his wife and children and as to which he may be deemed to share investment and voting power; (iv) options, which are exercisable within 60 days of the Record Date, to purchase 5,000 shares of Common Stock owned directly by Mr. Frierson; and (v) 1,453 shares of Common Stock allocated to Mr. Frierson’s account in the 401(k) Plan.

(7)	Includes: (i) 94,069 shares of Class B Common Stock owned directly by Mr. Frierson; (ii) 40,000 shares of Class B Common Stock held by Paul K. Frierson, T. Cartter Frierson, and Daniel K. Frierson as co-trustees of the Frierson Family Trusts; (iii) 45,304 shares of Class B Common Stock held by Paul K. Frierson, T. Cartter Frierson, and Daniel K. Frierson as co-trustees of the Special Purpose Trust of J. Burton Frierson; and (iv) 125,139 shares of Class B Common Stock owned directly by Rowena K.

Frierson but subject to a general power of attorney granted to Daniel K. Frierson, Paul K. Frierson, and T. Cartter Frierson, all held subject to the Shareholder Agreement described in Note 5. Also includes 72,000 shares of Class B Common Stock owned by his children and as to which he may be deemed to share investment and voting power.

(8)	Includes: (i) 147,802 shares of Common Stock as to which Mr. Frierson holds sole investment and sole voting power, and (ii) 29,227 shares of Common Stock owned by his wife and children as to which he may be deemed to share investment and voting power.

(9)	Includes: (i) 15,678 shares of Class B Common Stock owned directly by Mr. Frierson; (ii) 40,000 shares of Class B Common Stock held by Paul K. Frierson, T. Cartter Frierson, and Daniel K. Frierson as co-trustees of the Frierson Family Trusts; (iii) 45,304 shares of Class B Common Stock held by Paul K. Frierson, T. Cartter Frierson, and Daniel K. Frierson as co-trustees of the Special Purpose Trust of J. Burton Frierson; and (iv) 125,139 shares of Class B Common Stock owned directly by Rowena K. Frierson but subject to a general power of attorney granted to Daniel K. Frierson, Paul K. Frierson, and T. Cartter Frierson. All such shares of Class B Common Stock are held subject to the Shareholder Agreement described in Note 5.

(10)	Dimensional Fund Advisors, Inc. has reported beneficial ownership of 818,988 shares of Common Stock, for which it has sole voting and sole investment power.

(11)	Includes: (i) 36,009 shares of Common Stock owned directly by Mr. Barlow; (ii) 15,000 shares of restricted Common Stock which Mr. Barlow holds pursuant to a grant under the 1990 Incentive Stock Plan; (iii) 42,816 shares of Common Stock for which Mr. Barlow has subscribed, pursuant to the Company’s Stock Ownership Plan; (iv) options to acquire 27,190 shares of Common Stock which are immediately exercisable or exercisable within 60 days of the Record Date; and (v) 3,807 shares of Common Stock allocated to Mr. Barlow’s account in the 401(k) Plan.

(12)	Includes an option to acquire 7,500 shares of Common Stock, which is immediately exercisable, issued to all non-employee directors.

(13)	Includes: (i) 15,000 shares owned directly by Dr. Brock, and (ii) 8,234 shares held pursuant to performance units issued as payment of one-half of the annual retainer for the Company’s non-employee directors.

(14)	Includes (i) 15,000 shares owned directly by Mr. Brooks, and (ii) 8,234 shares held pursuant to performance units issued as payment of one-half of the annual retainer for the Company’s non-employee directors.

(15)	Includes: (i) 800 shares held directly by Mr. Dempsey; (ii) options to acquire 10,000 shares of Common Stock which are immediately exercisable or exercisable within 60 days of the Record Date; (iii) 55,436 shares of Common Stock for which Mr. Dempsey has subscribed but has not yet purchased, pursuant to the Company’s Stock Ownership Plan; and (iv) 3,023 shares of Common Stock allocated to Mr. Dempsey’s account in the 401(k) Plan.

(16)	Includes: (i) 2,200 shares owned directly by Mr. Murrey; and (ii) 8,234 shares held pursuant to performance units issued as payment of one-half of the annual retainer for the Company’s non-employee directors.

(17)	Includes 103,225 shares of Common Stock for which Mr. Renfroe has subscribed but has not yet purchased, pursuant to the Company’s Core Leadership Team Stock Subscription Plan.

(18)	Includes: (i) 10,145 shares owned directly by Mr. Smith; (ii) 40 shares held indirectly by relatives, as to which Mr. Smith disclaims beneficial ownership; and (iii) 8,234 shares held pursuant to performance units issued as payment of one-half of the annual retainer for the Company’s non-employee directors.

(19)	Includes: (i) 1,000 shares owned directly by Mr. Sudderth; and (ii) 8,234 shares held pursuant to performance units issued as payment of one-half of the annual retainer for the Company’s non-employee directors.

(20)	Includes: (i) 149,456 shares held directly by individuals in this group; (ii) options, which are either immediately exercisable or exercisable within 60 days of the Record Date, to acquire 124,690 shares of Common Stock; (iii) 443,598 shares for which individuals in this group have subscribed pursuant to the Company’s Stock Ownership Plan or the Company’s Core Leadership Team Stock Subscription Plan; (iv) 41,170 shares held pursuant to performance units issued as payment of one-half of the annual retainer for the Company’s non-employee directors; (v) 203,173 shares of Common Stock held by immediate family members of certain individuals comprising this group; (vi) 20,228 shares of Common Stock allocated to accounts in the 401(k) Plan; and (vii) 15,000 shares of restricted Common Stock held pursuant to a grant under the 1990 Incentive Stock Plan.

(21)	Includes: (i) 105,072 shares of Class B Common Stock owned by Daniel K. Frierson’s wife and children as to which he shares investment and voting power; (ii) 72,000 shares of Class B Common Stock owned by Paul K. Frierson’s children as to which he shares investment and voting power; and (iii) 617,110 shares of Class B Common Stock held pursuant to the Shareholder Agreement described in Note 5.

PROPOSAL 1

ELECTION OF DIRECTORS

Information About Nominees for Director

      Pursuant to the Company’s Bylaws, all Directors are elected to serve a one year term, or until their successors are elected and qualified. The Board of Directors is permitted to appoint directors to fill the unexpired terms of directors who resign.

      The names of the nominees for election to the Board, their ages, their principal occupation or employment (which has continued for at least the past five years unless otherwise noted), directorships held by them in other publicly-held corporations or investment companies, the dates they first became directors of the Company, and certain other relevant information with respect to such nominees are as follows:

J. Don Brock, age 63, is the Chairman of the Board, Chief Executive Officer and President of Astec Industries, Inc., a manufacturer of asphalt and paving equipment located in Chattanooga, Tennessee. He has been a director of the Company since 1997. Dr. Brock is Chairman of the Company’s Audit Committee.

Lovic A. Brooks, Jr., age 74, is Of Counsel to Constangy, Brooks & Smith, LLC, attorneys-at-law, in Atlanta, Georgia. He has been a director of the Company since 1993. Mr. Brooks is a member of the Company’s Compensation Committee, a member of the Company’s Retirement Plans Committee, and a member of the Company’s Audit Committee.

Daniel K. Frierson, age 60, is Chairman of the Board of the Company, a position he has held since 1987. He also has been Chief Executive Officer of the Company since 1980 and a director of the Company since 1973. Mr. Frierson serves as a director of SunTrust Bank, Chattanooga, N.A., of Astec Industries, Inc., headquartered in Chattanooga, Tennessee, and of Printpack, Inc., headquartered in Atlanta, Georgia. Mr. Frierson is Chairman of the Company’s Executive Committee and Chairman of the Company’s Retirement Plans Committee.

Paul K. Frierson, age 64, is Vice President of the Company and President of the Company’s Candlewick Yarns subsidiary, positions he has held since 1989. He served as Executive Vice President of Candlewick Yarns from 1984 to 1989 and has been a director of the Company since 1988. Mr. Frierson serves as a director of Bank of America/ Chattanooga. Mr. Frierson is a member of the Company’s Retirement Plans Committee.

John W. Murrey, III, age 59, served as a Senior Member of the law firm of Witt, Gaither & Whitaker, P.C., general counsel to the Company, in Chattanooga, Tennessee until June 30, 2001 and currently is Of Counsel to the firm. He has been a director of the Company since 1997. Mr. Murrey serves as a director of Coca-Cola Bottling Co. Consolidated in Charlotte, North Carolina. Mr. Murrey is a member of the Company’s Executive Committee and Chairman of the Company’s Compensation Committee.

Peter L. Smith, age 60, is a Limited Managing Director of Lazard Frères & Co., LLC, investment bankers, in New York, New York. He has been a director of the Company since 1987. Mr. Smith is a member of the Company’s Audit Committee.

Robert J. Sudderth, Jr., age 59, is Chairman and Chief Executive Officer of SunTrust Bank, Chattanooga, N.A. in Chattanooga, Tennessee. He has been a director of the Company since 1983.

Mr. Sudderth is a member of the Company’s Executive Committee, a member of the Company’s Compensation Committee, and a member of the Company’s Retirement Plans Committee.

      Daniel K. Frierson and Paul K. Frierson are brothers. Other than as set forth above, no director, nominee, or executive officer of the Company has any family relationship, not more remote than first cousin, to any other director, nominee, or executive officer.

Meetings of the Board of Directors

      The Board of Directors of the Company met five (5) times in 2001.

Committees, Attendance, and Directors’ Fees

      The Company has a standing Executive Committee, Audit Committee, Retirement Plans Committee, and Compensation Committee, but no nominating committee.

      Members of the Executive Committee during 2001 were Daniel K. Frierson, Chairman, John W. Murrey, III, and Robert J. Sudderth, Jr. Except as otherwise limited by law or by resolution of the Board of Directors, the Committee has and may exercise all of the powers and authority of the Board of Directors for the management of the business and affairs of the Company, which power the Committee exercises between the meetings of the full Board of Directors. The Executive Committee did not meet in 2001.

      Members of the Audit Committee during 2001 were J. Don Brock, Chairman, Lovic A. Brooks, Jr., and Peter L. Smith. All of the members of the Audit Committee are “independent directors” as that term is defined by Rule 4200 of the National Association of Securities Dealers, Inc. (“NASD”). The Audit Committee evaluates audit performance, handles relations with the Company’s independent accountants, and evaluates policies and procedures relating to internal accounting functions and controls. The Committee recommends to the Board of Directors the appointment of the independent accountants for the Company. The Audit Committee operates pursuant to an Audit Committee Charter adopted by the Board of Directors. The Audit Committee met three (3) times in 2001.

      Members of the Retirement Plans Committee during 2001 were Daniel K. Frierson, Chairman, Lovic A. Brooks, Jr., Paul K. Frierson, and Robert J. Sudderth, Jr. The Retirement Plans Committee administers the Company’s retirement plans. The committee met one (1) time in 2001.

      Members of the Compensation Committee during 2001 were John W. Murrey, III, Chairman, Lovic A. Brooks, Jr., and Robert J. Sudderth, Jr. The Compensation Committee administers the Company’s compensation plans, reviews and may establish the compensation of the Company’s officers, and makes recommendations to the Board of Directors concerning such compensation and related matters. The Compensation Committee met three (3) times in 2001.

      During 2001, no director attended fewer than 75% of the total of meetings of the Board of Directors and any Committee of the Board of Directors on which he served.

      Directors who are employees of the Company do not receive any additional compensation for their services as members of the Board of Directors. Non-Employee directors receive an annual retainer of $10,000 cash and $10,000 in value of Performance Units under the Directors Stock Plan. In addition to the annual retainer, directors who are not employees of the Company receive $500 for each Board meeting attended and $400 for each committee meeting attended.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934, and regulations of the Securities and Exchange Commission (“SEC”) thereunder, require the Company’s executive officers and directors and persons who beneficially own more than 10% of the Company’s Common Stock, as well as certain affiliates of such persons, to file initial reports of such ownership and monthly transaction reports covering any changes in such ownership with the SEC and the National Association of Securities Dealers. Executive officers, directors and persons owning more than 10% of the Company’s Common Stock are required by SEC regulations to furnish the Company with all such reports they file. Based on its review of the copies of such reports received by it and written representations that no other reports were required for such persons, the Company believes that, during fiscal year 2001, all filing requirements applicable to its executive officers, directors, and owners of more than 10% of the Company’s Common Stock were complied with, except for one transaction inadvertently reported late by Mr. Barlow.

Certain Transactions Between the Company and Directors and Officers

      The Company adopted a Stock Ownership Plan in 1996 for its most senior executive officers, to encourage such officers to own a number of shares of Common Stock with a fair market value equal to twice such participant’s base salary. All subscriptions are entered into at the prevailing market price on the relevant subscription date and are payable either in cash or through a combination of cash and/or the surrender to the Company of either (i) shares of Common Stock already owned by the participant, or (ii) a portion of the shares of Common Stock otherwise covered by the subscription.

      As of March 8, 2002, officers listed in the Summary Compensation Table have total outstanding subscriptions under the plan as follows: Daniel K. Frierson — 104,653 shares; Paul K. Frierson — 43,357 shares; Philip H. Barlow — 42,816 shares; Kenneth L. Dempsey — 55,436 shares; and Royce R. Renfroe — 103,225 shares.

      Until June 30, 2001, Mr. Murrey served as a Senior Member of Witt, Gaither & Whitaker, P.C., a law firm to which the Company paid $890,670.52 in 2001 for legal services performed for the Company. Mr. Smith is a managing director of Lazard Frères & Co., LLC, an investment banking firm that performs certain investment banking functions for the Company from time to time.

SHAREHOLDER RETURN PERFORMANCE PRESENTATION

      The Peer Group represented in the following table is composed of eleven publicly-traded companies in the business of producing floorcovering and other textile home furnishing products (American Biltrite Inc.; Armstrong Holdings, Inc.; Burlington Industries, Inc.; Congoleum Corporation; Crown Crafts, Inc.; Culp, Inc.; Dal-Tile International Inc.; Interface, Inc.; Mohawk Industries, Inc.; Pillowtex Corporation; and WestPoint Stevens Inc.). Set forth below is a line graph comparing the yearly change in the cumulative total shareholder return on the Company’s Common Stock against the total return of the Standard & Poor’s 600 Stock Index, and the floorcovering and home furnishings Peer Group for the five-year period ended December 29, 2001. The comparison assumes that $100.00 was invested on December 28, 1996, in the Company’s Common Stock, the S&P 600 Index, and the Peer Group, and assumes the reinvestment of dividends.

	1996	1997	1998	1999	2000	2001

Dixie Group Inc	$100.00	$146.77	$106.51	$96.68	$31.13	$60.17
S & P SMALLCAP 600	$100.00	$125.58	$123.95	$139.32	$155.76	$165.94
Peer Group	$100.00	$119.02	$121.16	$71.08	$49.60	$73.38

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

      The Audit Committee of the Board of Directors is composed of three members, each of whom is an independent, non-employee director. The Committee operates under a written charter. While the Committee has the responsibilities and powers set forth in its Written Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are prepared in accordance with generally accepted accounting principles. These functions are conducted by the Company’s management and its independent accountants. It is further not the duty of the Committee to plan or to conduct investigations, to resolve disagreements between management and the independent accountants, or to assure compliance with laws and regulations.

      The Committee has reviewed and discussed the audited financial statements of the Company for the year ended December 29, 2001 (“Audited Financial Statements”) with Ernst & Young LLP, the independent auditing firm for the Company. In addition, the Committee has discussed with Ernst & Young LLP the matters required by Statement on Auditing Standards No. 61.

      The Committee also has received the written report, disclosure and the letter from Ernst & Young LLP required by Independence Standards Board Statement No. 1, and the Committee has reviewed, evaluated, and discussed the written report with that firm and its independence from the Company. The Committee also has discussed with management of the Company and the auditing firm such other matters and received such assurances from them as the Committee deemed appropriate.

      Based on the foregoing review and discussions and relying thereon, the Committee has recommended to the Company’s Board of Directors the inclusion of the Audited Financial Statements in the Company’s Annual Report for the year ended December 29, 2001 on Form 10-K, to be filed with the Securities and Exchange Commission.

The Audit Committee

J. Don Brock, Chairman
Lovic A. Brooks, Jr.
Peter L. Smith

COMPENSATION COMMITTEE REPORT

      The Compensation Committee reviews and recommends compensation for all executive officers of the Company. The Committee considers recommendations from senior management and reviews public and private compensation surveys, as well as the publicly-reported executive compensation of other carpet and floor covering companies. The Committee’s final decisions respecting compensation of executive officers are reported to the Board for review and ratification. Individual officers abstain from decisions concerning their own compensation.

      The Committee believes that executive compensation should reflect overall Company performance as well as each executive’s performance in specific areas of responsibility. The Committee periodically reviews the Company’s executive compensation to compare it to the executive compensation of comparable companies. Based upon its review, the Committee believes that the Company’s executive officers were paid total annual compensation that generally approximates median compensation levels of comparable companies in 2001.

The Elements of Executive Officer Compensation

      Compensation for each of the Company’s executive officers may consist of four elements: base salary; annual bonuses; stock plan awards; and retirement and other fringe benefits. Overall compensation is intended to be competitive and in the median range of compensation for comparable companies. A significant portion of each executive’s compensation consists of stock options, restricted stock awards, or other stock ownership elements designed to align the interests of executive officers with the interests of the Company’s shareholders.

  Base Salary

      Recommendations with respect to base salary depend on a variety of factors, including qualifications and experience, duties and responsibilities, and the competitive market for executive talent. Increases in base salary were awarded in 2001 to Kenneth L. Dempsey and Philip H. Barlow, to reflect such officers’ performance and to maintain their base salaries at competitive levels.

  Bonus

      The Company’s management incentive plan permits the award of bonuses to executive officers based on the Company’s achieving specified levels of return on equity and on individual performance. The Committee establishes goals under the plan at the beginning of each year. Recommendations are made by senior management, and final bonus amounts are approved by the Compensation Committee. A bonus was awarded to Royce Renfroe under the incentive plan to reflect performance for 2001.

  Stock Options, Restricted Stock Awards, and the Stock Ownership Plan

      Each executive officer of the Company is entitled to participate in the Company’s Stock Incentive Plan. The Company’s practice has been to grant options under the plan exercisable generally at or above the market price on the date of grant and subject to phase-in vesting schedules. The Committee believes that such stock options create an important incentive to enhance long-term shareholder value.

      Certain senior executive officers of the Company also participate in the Company’s Stock Ownership Plan. Each participant is encouraged to subscribe for the purchase of shares having a fair market value equal to two times such executive officer’s base salary.

      In addition to stock options and stock subscriptions, the Company may make restricted stock awards to the Company’s senior executive officers.

      The Committee believes that participation in the Company’s stock plans will result in ownership of its Common Stock in amounts that are significant for its executive officers, and will serve to align the interests of such officers with those of the Company’s shareholders.

  Retirement Plans and Other Benefits

      The Company’s compensation for its executive officers also includes the opportunity to participate in two retirement plans, one qualified and one non-qualified for federal tax purposes, and certain health insurance, life insurance, relocation allowances, and other benefits. Such benefits are designed to be substantially similar to the benefits available to other exempt, salaried associates.

      Executive officers may receive a Company contribution to the qualified plan based on a fixed percentage of their compensation and may elect to contribute an additional limited amount of their compensation to the plan and receive a matching Company contribution of one-half of their deferral, up to 3% of their compensation. Participants in the non-qualified plan may make deferrals into that plan (up to 90% of total compensation), may receive contributions from the Company equal to a percentage of their compensation in excess of certain levels, and may receive contributions from the Company equal to a percentage of their compensation, based primarily on the Company’s return on equity.

CEO Compensation

      The Chief Executive Officer’s compensation in 2001 included his base salary, and retirement plan and other customary benefits. The factors and criteria upon which such compensation was based are the same as those applied to the Company’s other executive officers. No bonus or stock option awards were made to the Chief Executive Officer in 2001.

Compensation Committee:

John W. Murrey, III, Chairman
Robert J. Sudderth, Jr.
Lovic A. Brooks, Jr.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      Mr. Brooks is Of Counsel to Constangy, Brooks & Smith, LLC, a law firm that performed certain legal services for the Company in 2001.

EXECUTIVE COMPENSATION INFORMATION

      The following table sets forth the annual and long-term compensation during the last three fiscal years for the Company’s Chief Executive Officer and four other most highly compensated executive officers (the “Named Executive Officers”) for the year ended December 29, 2001, as well as the annual compensation of each such individual for the Company’s two previous fiscal years:

SUMMARY COMPENSATION TABLE

					Long-Term
					Compensation Awards
		Annual Compensation
						Securities
				Other	Restricted	Underlying	All
				Annual	Stock	Options/	Other
Name and		Salary	Bonus	Compensation	Awards	SARs	Compensation
Principal Position	Year	($)	($)	($)(a)(b)	($)	(#)(c)	(d)

Daniel K. Frierson	2001	$464,400	—	$—	$—	—	$4,292
Chairman of the Board	2000	464,400	—	—	—	—	13,131
and Chief Executive Officer	1999	442,617	350,000	1,240	—	—	47,420
Philip H. Barlow	2001	196,667	—	—	—	—	3,263
Vice President and	2000	190,000	—	—	—	—	6,607
President, Bretlin, Inc.	1999	187,083	90,000	8,984	—	—	19,110
Kenneth L. Dempsey	2001	195,000	—	—	—	—	4,894
Vice President and	2000	185,000	110,000	—	—	—	7,057
President, Masland	1999	170,625	125,000	5,717	—	—	18,123
Carpets
Paul K. Frierson	2001	192,400	—	—	—	—	3,272
Vice President and	2000	192,400	—	—	—	—	5,743
President, Candlewick	1999	185,996	30,000	14,625	—	—	19,098
Yarns, Inc.

					Long-Term
					Compensation Awards
		Annual Compensation
						Securities
				Other	Restricted	Underlying	All
				Annual	Stock	Options/	Other
Name and		Salary	Bonus	Compensation	Awards	SARs	Compensation
Principal Position	Year	($)	($)	($)(a)(b)	($)	(#)(c)	(d)

Royce R. Renfroe(e)	2001	$200,000	$150,000	—	—	—	$4,425
Vice President and	2000	100,000	75,000	—	—	30,000	—
President, Fabrica	1999	—	—	—	—	—	—
International

(a)	Reflects the excess of actual earnings of the Company’s qualified and non-qualified defined contribution and salary savings plans over 120% of the average applicable federal rates, determined in accordance with applicable regulations of the Securities and Exchange Commission. The actual rate of earnings of such plans is not established or guaranteed by the Company. Such rate of earnings may vary from year to year.

(b)	No named officer received perquisites or other personal benefits in an amount exceeding the lesser of $50,000 or 10% of such officer’s salary and bonus for periods presented.

(c)	Reflects the number of shares of the Company’s Common Stock subject to options granted to the Named Executive Officers for the periods presented.

(d)	Amounts reported in the “All Other Compensation” column consist of Company contributions on behalf of the Named Executive Officers to defined contribution plans.

(e)	Mr. Renfroe was appointed Vice President and President, Fabrica International effective May 3, 2001.

      The following table presents summary information concerning options exercised during 2001 and estimates the value of unexercised options held by the Named Executive Officers at fiscal year end:

AGGREGATED OPTION/ SAR EXERCISES IN LAST FISCAL YEAR

AND FISCAL YEAR-END OPTION/ SAR VALUES

					Value of Unexercised
					In-The-Money
			Number of Unexercised		Options/SARs
	Shares		Options at FY-End (#)		at Fiscal Year-End($)(a)
	Acquired on	Value
Name	Exercise(#)	Realized($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Daniel K. Frierson	—	—	5,000	—	$—	$—
Philip H. Barlow(b)	—	—	29,737	—	—	—
Kenneth L. Dempsey	—	—	10,000	—	—	—
Paul K. Frierson	—	—	5,000	—	—	—
Royce R. Renfroe	—	—	—	30,000	—	12,150

(a)	The value of unexercised in-the-money options was computed using the closing price of the Company’s Common Stock as reported by NASD at December 28, 2001.

(b)	Includes options to purchase 10,190 shares of the Company’s Common Stock at an exercise price of $5.2748 per share issued on March 12, 1993, to replace options to purchase shares of Carriage’s common stock which were canceled upon the acquisition of Carriage by the Company.

PROPOSAL 2

PROPOSAL TO AMEND THE COMPANY’S STOCK INCENTIVE PLAN

      The Company seeks approval of an amendment to increase the maximum number of shares of the Company’s Common Stock that may be issued pursuant to awards under the Company’s 2000 Stock Incentive Plan (the “Stock Incentive Plan” or the “2000 Plan”) from 436,500 shares to 1,936,500 shares and to waive the limit on the number of shares that may be subject to award in any one year for purposes of issuing options to replace options cancelled in 2001. The amendment has been approved by the Company’s Board of Directors to be effective upon approval by the Company’s shareholders. If the amendment is adopted as proposed, the terms of the 2000 Plan will otherwise remain unchanged.

      The Company’s Board of Directors recommends that the Company’s shareholders vote FOR the proposed amendment to the Stock Incentive Plan.

      The purpose of the amendment is to permit the Company to replace options for 1,059,750 shares that were cancelled in October, 2001, with options to acquire up to 631,919 shares, and to increase the number of shares available for issuance under the plan. In addition to the options cancelled in 2001, options to acquire 1,188,000 shares have expired unexercised under the Company’s stock incentive plans, such that of the total of 2,967,750 options granted under the plans, only 333,000 are outstanding. If the replacement options are issued as planned, 1,042,581 shares would be available for issuance as options.

      The options cancelled in 2001 had exercise prices of from $6.00 to $14.30 per share and were no longer an effective element of incentive compensation for option holders. When the options were cancelled, the Company advised affected option holders that it intended to issue a reduced number of options to them in accordance with a specific exchange scale and at an exercise price equal to the market price of the Company’s common stock on the date such options are issued. Issuance of the replacement options will require a waiver of the annual limit on the number of shares that may be subject to awards for purposes of issuing such options. If the proposal is approved, options to acquire 216,122 shares will be granted to the CEO, Daniel K. Frierson, with respect to 365,000 options that were cancelled.

      Only 174,500 shares remain available for issuance under the plan. Therefore, the Company seeks shareholder approval of an increase in the number of shares reserved for issuance under the plan by 1,500,000 shares. If all canceled options are replaced, then options to acquire 631,919 shares will be issued and 1,042,581 shares would remain available for issuance under the 2000 Plan.

      A summary of the 2000 Stock Incentive Plan, as proposed to be amended, is set forth below. Capitalized terms used but not defined in the summary are used as defined in the 2000 Stock Incentive Plan. The summary is qualified in its entirety by reference to the full text of the 2000 Stock Incentive Plan, as amended, which is set forth as ANNEX A to this Proxy Statement.

Summary of Stock Incentive Plan

      The 2000 Stock Incentive Plan provides for the grant of Stock Options (which may be either Incentive Stock Options or Non-qualified Stock Options), Stock Appreciation Rights (“SARs”), Restricted Stock and Performance Share Units to officers and members of the Company’s Board of Directors who are employees of the Company or of any Affiliated Company (as designated by the Company’s Board of Directors) in which the Company holds a substantial direct or indirect equity interest. The Stock Incentive Plan also provides (subject to the discretion of the Company’s Board of Directors) for a one-time grant of Non-qualified Stock Options to each individual who becomes a non-employee director of the Company. These awards may be made in connection with, or independent of, any deferrals of other compensation payable to plan participants. The Stock Incentive Plan includes a feature that permits any participant who already owns shares of the Company’s Class B Common Stock to elect to receive any shares to which he may be entitled pursuant to any Award under the Stock Incentive Plan either entirely in Common Stock or in a combination of Common Stock and Class B Common Stock that would match the proportion of the participant’s existing ownership of each class. The Stock Incentive Plan is administered by the Compensation Committee of the Company’s Board of Directors, which may adopt, amend or repeal the administrative rules, guidelines and practices relating to the Stock Incentive Plan. It is not possible to determine the number of persons who are eligible to participate in the Stock Incentive Plan, because the Compensation Committee has full power to determine whether to make Awards under the Stock Incentive Plan and to select the recipients of Awards. On March 22, 2002, the most recent practicable date for which data could be obtained prior to the publication of this Proxy Statement, the closing market price reported for the Company’s Common Stock on the Nasdaq National Market was $4.51 per share.

Incentive Stock Options; Non-Qualified Stock Options

      The Compensation Committee may award Incentive Stock Options and Non-qualified Stock Options, and determine the number of shares to be covered by each option, the conditions and limitations applicable to the exercise of the option and the option price therefor, which, in the case of Incentive Stock Options, must be at least 100% (110% in the case of Incentive Stock Options granted to a stockholder owning in excess of 10% of the Common Stock) of the fair market value of the Common Stock as of the date of grant. Incentive Stock Options are subject to and must comply with Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). Payment of the option exercise price may be made in cash, through surrender to the Company of shares of Common Stock or of another Award held by the participant under the Stock Incentive Plan, or by any other method approved by the Compensation Committee. The option exercise period for Incentive Stock Options may not exceed ten years from the date of grant, or five years if granted to a stockholder owning in excess of 10% of the Common Stock.

Stock Appreciation Rights

      The Compensation Committee may award SARs entitling recipients on exercise of the SAR to receive an amount, in cash or stock or a combination thereof, determined in whole or in part by reference to appreciation in the fair market value of the Common Stock between the date of the award and the exercise of the award. SARs may be granted in tandem with, or independently of, options granted under the Stock Incentive Plan.

Performance Share Awards

      The Compensation Committee may make Performance Share Awards entitling recipients to acquire shares of Common Stock upon the attainment of specified performance goals, as determined by the Compensation Committee, which may include earnings per share or revenue targets, completed acquisitions and other corporate or individual executive objectives. The Compensation Committee may make Performance Share Awards independent of or in connection with any other award under the Stock Incentive Plan. Performance Share Awards and all rights with respect to such awards may not be sold, assigned, transferred, pledged, or otherwise encumbered.

Restricted Stock Awards

      The Compensation Committee may grant Restricted Stock Awards entitling recipients to acquire shares of Common Stock subject to the right of the Company to have such shares revert to the Company, in the event that conditions specified by the Compensation Committee are not satisfied prior to the end of the applicable Restricted Period established by the Compensation Committee for such award. Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered during the applicable Restricted Period.

      In the event of a recapitalization, stock split, stock dividend, exchange, combination, or reclassification of shares, merger, consolidation, reorganization, Change in Control or other change in or affecting the capital structure or capital stock of the Company, the Board of Directors, upon the recommendation of the Compensation Committee, may make appropriate adjustments in the number of shares of Common Stock authorized for the Plan; and the Compensation Committee may make such appropriate adjustments in the terms of any outstanding Award as it deems equitable, in its absolute discretion, to prevent dilution or enlargement of the rights of Participants.

Certain Federal Income Tax Consequences

      Counsel has advised the Company of the tax consequences of both incentive stock options and nonqualified stock options under the Stock Incentive Plan, for both the Company and the individuals who are granted options. An optionee will not realize taxable income upon the granting of a stock option pursuant to the Stock Incentive Plan nor will the Company be entitled to a deduction at that time. There will be no realization of taxable income by an optionee upon the exercise of an incentive stock option (if exercised no later than three months after termination of employment in the case of retirement and one year in the case of disability, and to the extent that the aggregate fair market value of Common Stock issuable with respect to such incentive stock options, when first exercised, does not exceed $100,000 during any calendar year). However, upon the exercise of an incentive stock option, the excess of the fair market value of the shares of Common Stock received over the option exercise price will be considered an “item of tax preference” for such optionee, includable in his alternative minimum taxable income calculation in the year of exercise, and such amount will be added to the tax basis of such shares for purposes of determining alternative minimum taxable income in the year or years such shares are sold. If an optionee sells or otherwise disposes of Common Stock received upon exercise of an incentive stock option after one year from the exercise date and two years from the date of grant of the incentive stock option, any gain or loss on the sale will be treated as long-term capital gain or loss, and the Company will not be entitled to any deduction on account of the issuance of Common Stock or the grant of the incentive stock option.

      Upon exercise of a nonqualified stock option, an optionee will realize compensation income in the amount of the excess of the fair market value of the Common Stock on the day of exercise over the stock option exercise price, and the Company will receive a corresponding deduction. The tax basis of any nonqualified stock option shares of Common Stock received will be the fair market value of such shares on the date the stock option is exercised.

      This discussion of tax consequences does not purport to be a complete analysis of all potential tax effects relevant to recipients of options or to the Company and does not address awards under the Stock Incentive Plan other than stock options. It is based on federal income tax law and interpretational authorities as of the date of this Proxy Statement, which are subject to change at any time.

Options Received by Named Executive Officers and Others

      From the inception of the 2000 Stock Incentive Plan through March 8, 2002, the following persons or groups had received options to purchase shares of Common Stock under the Stock Incentive Plan as follows: (i) the Chief Executive Officer and the other executive officers named in the Summary Compensation Table: Daniel K. Frierson — 0 shares, Philip H. Barlow — 0 shares, Kenneth L. Dempsey — 0 shares, Paul K. Frierson — 0 shares, and Royce R. Renfroe — 30,000 shares; (ii) all current executive officers as a group: 60,000 shares; (iii) all current directors who are not executive officers as a group: 0 shares; (iv) each nominee for election as a director: 0 shares; (v) each associate of any of such directors, executive officers or nominees: 0 shares; (vi) each person who received or is to receive 5% of such options: 0 shares; and (vii) all employees, including all current officers who are not executive officers, as a group: 223,000 shares. The Company cannot now determine the number of options to be received in the future by the foregoing persons or groups.

PROPOSAL 3

PROPOSAL FOR APPROVAL OF STOCK OWNERSHIP PLAN, AS AMENDED

      The Company’s Board of Directors has, subject to shareholder approval, approved the adoption of an amended version of the Company’s Stock Ownership Plan for its senior executive officers (the “Stock Ownership Plan”). The amendment, which was approved by the Board as of August 16, 2001, provides the Company with the flexibility to extend for up to three years the due date of any subscription under the plan, including any subscription which otherwise would automatically be called for payment in connection with any termination of a participant’s employment (whether by death, disability or otherwise). The Board felt that the flexibility added by this amendment would allow for more equitable treatment by the Compensation Committee of participants whose subscriptions otherwise might come due for payment during a time when the Company’s stock price is depressed due to an overall downturn in the U. S. stock markets or other unusual circumstances. This would be particularly true in the case of any officer whose employment with the Company should terminate, for whatever reason, during any such period.

      The Board believes that it is in the best interest of the Company to encourage ownership of the Company’s Common Stock by the Company’s principal officers. The Board believes that a substantial investment in the Company by such officers will enhance their incentive to manage the Company for the long-term benefit of the Company’s shareholders. The Stock Ownership Plan originally was adopted to foster these goals, and the Board believes that adoption of the amended Stock Ownership Plan is necessary to preserve its effectiveness as a tool for encouraging such investment.

      The Company’s Board of Directors recommends that the Company’s shareholders vote FOR the approval of the Stock Ownership Plan, as amended.

Summary of Stock Ownership Plan

      The Stock Ownership Plan applies to the Company’s Chief Executive Officer, President, Chief Financial Officer, and all Corporate vice presidents, and such other senior executives as the Compensation Committee may periodically identify from time to time.

      The Stock Ownership Plan provides that the Company will allow each participant, on the Initial Subscription Offering Date applicable to him (the next anniversary of the Plan’s original adoption that occurs after a participant is selected), to subscribe at the then-current market price for shares of Common Stock up to that number of shares having a fair market value equal to two times the participant’s base salary. On the two successive Anniversary Dates following the Initial Subscription Offering Date (e.g., the next two anniversaries of the Plan’s original adoption), a participant will be allowed to subscribe for additional shares of Common Stock having a fair market value equal to two times the participant’s base salary on such date, less the subscription price for his previous subscriptions. The subscription price again will be the fair market value of the Company’s stock as determined by the Nasdaq closing price on the relevant date. Each participant’s subscription will be automatically called for payment on a date established by the Compensation Committee that is on or before the third anniversary date of his or her Initial Subscription Offering Date. The Compensation Committee customarily permits participants who hold shares of Class B Common Stock to elect to receive a portion of the shares due such participant upon the settlement of any subscription in Class B Common Stock. In such cases, the proportion of such subscription to be settled in Class B shares is determined by the relative number of shares of Common Stock and Class B Common Stock held by such participant at the time of such settlement.

      As amended, the Stock Ownership Plan includes a feature that permits the Company to extend the subscription payment date for any participant, including a participant whose employment with the Company has been terminated, whether by reason of death, disability, or otherwise. In the case of a participant whose employment has terminated and whose subscription has therefore been called automatically for payment, the Compensation Committee may extend the due date to the earlier of (i) the Call Date established in the subscription or such other date not beyond three years after the date of extension, or (ii) the date the trading price of the Company’s Common Stock as reported by NASD is equal to or greater than the subscription price. As a condition to any such extension, a participant whose employment has terminated must agree that if the trading price of the Company’s Common Stock as reported by NASD at any time thereafter becomes equal to or greater than the subscription price, the subscription will automatically terminate, and the participant will be deemed to have exercised the subscription and exchanged an equal number of shares of Common Stock of the Company in payment for the subscribed shares.

Outstanding Subscriptions for Named Executive Officers and Others

      The May 2001 amendments to the Stock Ownership Plan did not effect any change to the number of shares subject to outstanding subscriptions or their respective subscription prices. Subject, however, to shareholder approval of the plan as amended, the Compensation Committee has extended the due date for each of the subscriptions reflected in the following table from August 22, 2002 to August 22, 2004. Set forth below is the aggregate subscription price and number of shares subject to outstanding subscriptions for each of the parties named therein, as of March 8, 2002:

NEW PLAN BENEFITS — STOCK OWNERSHIP PLAN

		Number of Shares
Name and Position	Dollar Value ($)*	Subject to Subscriptions

Daniel K. Frierson	N/A*	104,653
Chairman and CEO
Philip H. Barlow	N/A*	42,816
Vice President and President, North Georgia Operations
Kenneth L. Dempsey	N/A*	55,436
Vice President and President, Masland Carpets
Paul K. Frierson	N/A*	43,357
Vice President and President, Candlewick Yarns, Inc.
Royce R. Renfroe	None	None
Vice President
All Executive Officers, As a Group	N/A*	330,150
All Non-Executive Directors, As a Group	None	None
All Non-Executive Officer Employees, As a Group	None	None

*	On March 22, 2002, the most recent practicable date for which data could be obtained prior to the publication of this Proxy Statement, the closing market price reported for the Company’s Common Stock on the Nasdaq National Market was $4.51 per share. Since each subscription under the plan is entered into at the then-current market price for the Company’s stock on the date thereof, all presently outstanding subscriptions under the plan are at prices which exceed such current market price. Subscriptions listed in the table for Messrs. Barlow, Daniel K. Frierson and Paul K. Frierson are at a price of $8.875 per share and subscriptions listed for Mr. Dempsey are at a price of $9.36656 per share. The aggregate subscription price for presently outstanding subscriptions for all executive officers, as a group, is $2,891,617.49.

The Company cannot now determine the number of subscriptions to be received in the future by the foregoing persons or groups.

SHAREHOLDER PROPOSALS

      In the event any shareholder wishes to present a proposal at the 2003 Annual Meeting of Shareholders, such proposal must be received by the Company on or before December 6, 2002, to be considered for inclusion in the Company’s proxy materials. A shareholder who intends to present a proposal at the 2003 Annual Meeting of Shareholders, other than pursuant to Rule 14a-8 under the Securities Exchange Act of

1934, must provide the Company with notice of such intention by at least February 19, 2003, or management of the Company will have discretionary voting authority at the 2003 Annual Meeting of Shareholders with respect to any such proposal without discussion of the matter in the Company’s proxy materials. Proposals of shareholders must comply with the rules and regulations of the Securities and Exchange Commission.

INDEPENDENT AUDITORS

      The firm of Ernst & Young LLP served as independent auditors for the Company for fiscal 2001. The Company intends to select independent auditors for its current fiscal year following the receipt of the recommendation of the Audit Committee. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting and will have the opportunity to make a statement if he so desires and to respond to appropriate questions from shareholders.

Audit Fees Discussion

      The following table sets forth the aggregate fees billed to the Company for the fiscal year ended December 29, 2001, by the Company’s principal accounting firm, Ernst & Young LLP:

Audit Fees	$575,000	(a)
Other Audit Related Fees	214,400	(b)(d)
Other Fees	87,100	(c)(d)

All Other Fees	301,500
Financial Information Systems Design and
Implementation Fees	0

Total Fees	$876,500

(a)	Includes fees for the 2001 audit of approximately $540,000 and fees of $35,000 for reviews of the Company’s first, second and third quarter 2001 consolidated financial statements.

(b)	Includes fees of $86,800 for the audits of the Company’s employee benefit plans, $48,300 for Special Compliance Reports, $8,700 for a related entity audit and $70,600 for consultations on accounting standards and transactions.

(c)	Includes fees of $87,100 for Tax Consulting Services.

(d)	The Audit Committee has considered whether the provision of these services is compatible with maintaining the principal accountant’s independence.

ADDITIONAL INFORMATION

      The entire cost of soliciting proxies will be borne by the Company. In addition to solicitation of proxies by mail, proxies may be solicited by the Company’s directors, officers, and other employees by personal interview, telephone, and telegram. The persons making such solicitations will receive no additional compensation for such services. The Company also requests that brokerage houses and other custodians, nominees, and fiduciaries forward solicitation materials to the beneficial owners of the shares of Common Stock held of record by such persons and will pay such brokers and other fiduciaries all of their reasonable out-of-pocket expenses incurred in connection therewith.

OTHER MATTERS

      As of the date of this Proxy Material, the Board does not intend to present, and has not been informed that any other person intends to present, any matter for action at the Annual Meeting other than those specifically referred to herein. If other matters should properly come before the Annual Meeting, it is intended that the holders of the proxies will vote in accordance with their best judgment.

The Dixie Group, Inc.

Daniel K. Frierson
Chairman of the Board

Dated: April 5, 2002

ANNEX A

THE DIXIE GROUP, INC.

STOCK INCENTIVE PLAN

SECTION 1.          PURPOSE

      The purpose of this Stock Incentive Plan (the “Plan”), is to advance the interests of The Dixie Group, Inc. (the “Corporation”) and its shareholders by providing an opportunity for selected officers and other key employees of the Corporation and its Affiliated Companies (as hereinafter defined) and for non-employee directors of the Corporation to acquire or increase a proprietary interest in the Corporation and thereby to provide an additional incentive to officers and other key employees to devote their maximum efforts and skills to the advancement, betterment, and prosperity of the Corporation and its shareholders. The Plan provides for the grant of a variety of equity-based Awards, in accordance with the terms and conditions set forth below.

SECTION 2.          DEFINITIONS

      The terms used herein shall have the following meanings unless otherwise specified or unless a different meaning is clearly required by the context:

Affiliated Company	Any entity in which the Corporation has a substantial direct or indirect equity interest, as determined by the Committee.

Award	Any one or more of the following: Incentive Stock Option; Non-qualified Stock Option; Stock Appreciation Right; Restricted Shares; Performance Share Units; and Performance Shares.

Beneficiary	The person or persons designated in writing by the Participant as his Beneficiary in respect of Awards or, in the absence of such a designation or if the designated person or persons predecease the Participant, the person or persons who shall acquire the Participant’s rights in respect of Awards by bequest or inheritance in accordance with the applicable laws of descent and distribution. In order to be effective, a Participant’s designation of a Beneficiary must be made in the manner prescribed by the Committee and must be on file with the Corporation before the Participant’s death. Any such designation may be revoked and a new designation substituted therefor by the Participant at any time before his death without the consent of the previously designated Beneficiary. Payment of amounts due to any Participant’s Beneficiary pursuant to an Award in accordance with the terms of the Plan shall relieve the Corporation, as well as all of the members of the Board and the Committee, of all liability to anyone with respect to such payment.

Board of Directors	The Board of Directors of the Corporation.

Change in Control	Any event which results in a “person” (as such term is defined in Sections 3(a)(9) and 13(d)(3) of the Exchange Act, and the regulations promulgated thereunder) acquiring directly or indirectly, whether by sale, transfer, assignment, pledge, hypothecation, gift, or other dispo-

sition, in one or more transactions, a majority controlling interest in the voting capital stock of the Corporation (or the entering into of any agreement with the Corporation to do any of the foregoing); provided, however, that a Change in Control shall not include any transaction in which one or more members of the Frierson family (which shall include all current members of the family of J. Burton Frierson, including descendants and spouses, and trusts for the benefit of same, who presently own capital stock) shall have a majority controlling interest in the Corporation.

Code	The Internal Revenue Code of 1986, as amended from time to time.

Committee	The Compensation Committee of the Board of Directors, or any other committee or group of officers and/or directors designated by the Board to administer the Plan; provided, however, that so long as Rule 16b-3 shall so require as a condition to the exemption from Section 16 of the Exchange Act provided thereby, each member of the Committee shall be a “non-employee director” within the meaning of Rule 16b-3. Additionally, unless the Board should determine that Awards under the Plan need not qualify as “performance-based compensation” under Code Section 162(m), each member of the Committee also shall qualify as an “outside director” for purposes of Code Section 162(m).

Common Stock	The Common Stock of the Corporation.

Class B Common Stock	The Class B Common Stock of the Corporation.

Disability	A disability that enables the Participant to be eligible for and receive a disability benefit under the Long Term Disability Benefit Plan of the Corporation or a long-term disability plan of an Affiliated Company (whichever is applicable), as amended from time to time. If the Participant is not eligible for benefits under any such plan, he shall be considered to have a disability if the Committee determines that his physical or mental condition would entitle him to such benefits if he were eligible therefor.

Election Date	The date, as prescribed under Section 5(c) of the Plan for a particular Award, on which a Participant who holds shares of both Common Stock and Class B Common Stock must elect whether he chooses to receive both Common Stock and Class B Common Stock in proportion to his existing shareholdings with respect to the exercise of such Award.

Employed or Employment	Subject to Section 15 of the Plan, the use of the terms “Employed” or “Employment” with respect to a Participant shall be deemed to indicate an employment relationship with the Corporation or an Affiliated Company (as applicable) which satisfies the requirements of Section 1.421-7(h) of the tax regulations prescribed under the Code (or any successor regulations).

Exchange Act	The Securities Exchange Act of 1934, as amended.

Exercise Gain Shares	With respect to a Stock Appreciation Right, all of the shares of Common Stock received upon exercise of the Stock Appreciation Right. With respect to an Option, the portion of the shares of Common Stock received upon exercise of the Option equal to the excess of the Fair Market Value, as of the exercise date, over the Option price, multiplied by the number of shares purchased under the Option on the exercise date, divided by such Fair Market Value, and rounded down to the nearest whole number of shares.

Fair Market Value	The value of Common Stock or any other forms of payment of Awards under the Plan as of any specific time shall mean such value as determined by the Committee in accordance with applicable law. In light of the conversion feature of Class B Common Stock, which is not publicly traded, the Fair Market Value of Class B Common Stock shall be deemed to be identical to that of Common Stock for any given date.

Incentive Stock Option	An Option that complies with the terms and conditions set forth in Section 422(b) of the Code and is designated by the Committee as an Incentive Stock Option.

Non-qualified Stock Option	An Option granted under the Plan other than an Incentive Stock Option.

Option	Any option to purchase Common Stock and/or Class B Common Stock (as applicable) granted pursuant to the provisions of Section 6 or Section 7 of the Plan.

Optionee	A Participant who is the holder of an Option.

Outside Director	Any member of the Board who is not an employee of the Corporation or of an Affiliated Company.

Participant	Any officer or key employee of the Corporation or an Affiliated Company selected by the Committee to participate in the Plan, as well as any Outside Director who is granted a Non-qualified Stock Option in accordance with Section 7(b) of the Plan.

Performance Cycle	The period of time, designated by the Committee, over which Performance Shares may be earned.

Performance Shares	Shares of Common Stock and/or Class B Common Stock (as applicable) granted pursuant to Section 10 of the Plan, which may be made subject to the restrictions and other terms and conditions prescribed in Section 11 of the Plan.

Performance Share Units	Contingent rights to receive Performance Shares pursuant to Section 10 of the Plan.

Restricted Shares	Shares of Common Stock and/or Class B Common Stock (as applicable) granted pursuant to Section 9 of the Plan and subject to the restrictions and other terms and conditions set forth therein.

Restriction Period	A period of time to be determined by the Committee in its sole discretion, commencing on the date as of which Restricted Shares are granted, during which the restrictions imposed by paragraph (b) of Section 9 of the Plan shall apply. The Committee shall determine the length of the Restriction Period at the time that the Restricted Shares are granted.

Retirement	Early, normal or late retirement from the Corporation or an Affiliated Company pursuant to the provisions of an approved retirement plan of the Corporation or an approved retirement plan of an Affiliated Company (whichever is applicable), or any other plan or arrangement which may be approved by the Committee for this purpose.

Rule 16b-3	Rule 16b-3 promulgated by the United States Securities and Exchange Commission under the Exchange Act, including any successor to such rule.

Stock Appreciation Right	The right, granted pursuant to the provisions of Section 8 of the Plan, to receive a payment equal to the excess of the Fair Market Value of Common Stock and/or Class B Common Stock (as applicable) over the Option price of such stock, as specified in Section 8 of the Plan.

Ten Percent Employee	An employee Participant who owns, directly or indirectly (as determined by reference to Section 424(d) of the Code), stock representing more than ten percent of the voting power of all classes of stock of the Corporation or of its parent or subsidiary.

SECTION 3.          ADMINISTRATION

      The Plan shall be administered by the Committee, which, subject to the limitations set forth herein, shall have the full and complete authority and sole discretion from time to time to construe and interpret the Plan; to select the officers and other key employees who shall be granted Awards under the Plan; to determine the type, size, terms, and conditions of the Award or Awards to be granted to each such Participant; to authorize the grant of such Awards pursuant to the Plan; to modify the terms of any Award that has been granted (subject to Section 19 of the Plan); to adopt, amend and rescind rules and regulations relating to the Plan; and to make all other determinations and take all other action it may deem necessary or advisable for the implementation and administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent the Committee deems necessary or desirable to carry it into effect. The Committee may authorize the grant of more than one type of Award, and Awards subject to differing terms and conditions, to any eligible employee. The Committee’s decision to authorize the grant of an Award to an employee at any time shall not require the Committee to authorize the grant of an Award to that employee at any other time or to any other employee at any time; nor shall its determination with respect to the size, type, or terms and conditions of the Award to be granted to an employee at any time require it to authorize the grant of an Award of the same type or size or with the same terms and conditions to that employee at any other time or to any other employee at any time. The Committee shall not be precluded from authorizing the grant of an Award to any eligible employee solely because the employee previously may have been granted an Award of any kind under the Plan.

      All such actions of the Committee shall be by a majority of its members (except that the Committee may authorize any of its members or any officer of the Corporation to execute documents or to take any other ministerial action with regard to the Plan or any Award) and shall be final, conclusive and binding. Each member of the Committee, while serving as such, shall be considered to be acting in his capacity as a director of the Corporation. No member of the Board or of the Committee, and no officer of the Corporation or of an Affiliated Company, shall be liable for anything done or omitted to be done by him, by any other member of the Board or the Committee, or by any officer of the Corporation or of an Affiliated Company, in connection with the implementation or administration of the Plan, except for his own willful misconduct or as expressly provided by statute.

SECTION 4.          ELIGIBILITY

      To be eligible for selection by the Committee to participate in the Plan, an individual must be a full-time salaried officer or key employee who is Employed by the Corporation, or by an Affiliated Company, on the date on which the Committee authorizes the grant to such individual of an Award; provided, however, that participation in the Plan by employees of an Affiliated Company may be made subject to such additional terms and conditions (concerning either the Participant or the Affiliated Company) as the Committee may prescribe from time to time. Outside Directors of the Corporation shall be eligible for a Non-qualified Stock Option Award in accordance with Section 7(b) of the Plan, but otherwise shall not be eligible for any Awards under the Plan.

SECTION 5.          SHARES AVAILABLE

      (a) General — Subject to the provisions of Section 16 of the Plan, no more than an aggregate of One Million Nine Hundred Thirty-Six Thousand Five Hundred (1,936,500) shares of the Corporation’s common stock may be issued pursuant to Awards under the Plan (which may include both shares of Common Stock and shares of Class B Common Stock issued in accordance with Section 5(c) of the Plan). Such shares may be either authorized but unissued shares, treasury shares, reacquired shares, or any combination thereof. Any number of shares of Common Stock or Class B Common Stock which were subject to an Option, a Stock Appreciation Right, or a Performance Share Unit, and which were not issued prior to the expiration of the Award shall thereafter again be added back to the total number of shares available for award under the Plan. Upon the forfeiture of any Restricted Shares, the number of forfeited shares of Common Stock or Class B Common Stock shall thereafter be added back to the total number of shares available for award under the Plan.

      (b) Annual Limitation on Awards — Notwithstanding any other provision to the contrary (except for any customary antidilution adjustments pursuant to Section 16 of the Plan), no Participant may be awarded a grant in any one year, which, when added to any other Award of Options, Restricted Shares, and Performance Share Units granted in the same year, shall cause the aggregate number of shares of Common Stock and/ or Class B Common Stock subject to all such Awards to exceed 100,000 shares. If an Option granted in a given year is canceled, the canceled Option continues to count against the maximum number of shares for which Options may be granted to a Participant in such year.

      (c) Proportional Exercise for Common Stock and Class B Common Stock — All Awards granted under the Plan shall be denominated and documented with reference to the number of shares of Common Stock subject to such Award; provided, however, that any Participant who already owns shares of the Corporation’s Class B Common Stock prior to exercising any Award granted to him under the Plan shall be entitled to elect to receive shares of both Common Stock and Class B Common Stock with respect to such Award in proportion to the relative number of shares of Common Stock and Class B Common Stock held by such participant on the Election Date. For any Award which is an Incentive Stock Option, Non-qualified Stock Option or Stock Appreciation Right (or portion thereof, in the case of Options or SARs which vest in installments over time), the Election Date shall be the date on which such Award (or any applicable installment) is exercised. For any Award of Restricted Shares, the Election Date shall be the date on which the applicable restrictions lapse in accordance with Section 9 of the Plan. For any Award of Performance Share Units, the Election Date shall be the first business day following the last day of the relevant Performance Cycle for such Award. In order to exercise the rights granted by this Section 5(c), any Participant who holds shares of Class B Common Stock must make the applicable election no later than the Election Date with respect to the Award in question; otherwise, the Participant will receive only shares of Common Stock with respect to such Award. All references to “Common Stock” in the Plan or in any Award agreement issued under the Plan shall be deemed to refer to the appropriate number of shares of Common Stock and Class B Common Stock as applied to any eligible Participant who makes the election provided by this Section 5(c).

SECTION 6.          INCENTIVE STOCK OPTIONS

      (a) General — The Committee may authorize the grant of Incentive Stock Options to any Participant who is Employed by the Corporation or an Affiliated Company, subject to the terms and conditions set forth in this Section 6. Incentive Stock Options may be granted alone or in tandem with an Award of Stock Appreciation Rights as provided in Section 8 of the Plan. The grant of an Incentive Stock Option shall be evidenced by a written Incentive Stock Option Agreement between the Corporation and the Optionee in the form prescribed by the Committee, setting forth the number of shares of Common Stock subject to the Incentive Stock Option evidenced thereby and the terms, conditions, and restrictions applicable thereto.

      (b) Option Price — The Committee shall determine the Option price for each share of Common Stock purchased under an Option (which either may be fixed or may be determined in accordance with a formula prescribed by the Committee), but, subject to the provisions of Section 16 of the Plan, in no event shall the Option price be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date the Option is granted (or, in the case of an Incentive Stock Option granted to a Ten Percent Employee, one hundred ten percent (110%) of such Fair Market Value).

      (c) Duration of Options — The Committee shall fix the term or duration of Options, provided that such term shall not exceed ten (10) years from the date the Option is granted (five (5) years in the case of an Option granted to a Ten Percent Employee), and that such term shall be subject to earlier termination pursuant to the provisions of paragraph (g) of this Section 6 or paragraph (f) of Section 8 of the Plan.

      (d) Non-transferability of Options — Options are not transferable other than by will or the applicable laws of descent and distribution following the death of the Optionee. Options may be exercised during the lifetime of the Optionee only by him (or by a duly appointed guardian or personal representative), and following his death only by his Beneficiary.

      (e) Exercise of Options — The Committee shall determine the time or times at which Options may be exercised (including any applicable vesting schedule); provided that such time or times shall not occur before the latest of:

(i) six months following the date on which the Option was granted (unless waived by the Committee due to the Participant’s death or Disability);

(ii) approval of the Plan, as hereby amended, by the stockholders of the Corporation in the manner provided under Section 18(a) of the Plan; and

(iii) the effectiveness of any registration statement required to be filed under the Securities Act of 1933 for the registration of the Common Stock to be issued upon exercise of the Option.

      (f) Payment of Option Price — The purchase price of Common Stock upon exercise of an Option shall be paid in full to the Corporation at the time of the exercise of the Option in cash or, at the discretion of the Committee and subject to any limitations or requirements that the Committee may adopt, by the surrender to the Corporation of any outstanding Award (or portion thereof) or of shares of previously acquired Common Stock and/or Class B Common Stock, which (if acquired through the exercise of another Incentive Stock Option) have been held by the Optionee for at least twelve (12) months and which shall be valued at Fair Market Value on the date that the Option is exercised, or, at the discretion of the Committee, by a combination of cash and any such Award or stock or by any other method approved by the Committee.

      (g) Termination of Options — No Option shall be exercisable after it expires. Each Option shall expire upon the earliest of:

(i) the expiration of the term for which the Option was granted;

(ii) (A) in the case of an Optionee whose employment with the Corporation or an Affiliated Company is terminated due to Retirement, Disability or death, the expiration of twelve (12) months after such termination of employment, or such other date as may be determined by the Committee (provided, however, that any exercise of the Option more than three (3) months after the date of an Optionee’s termination due to Retirement, or more than twelve (12) months after the date of an Optionee’s termination due to Disability, shall convert the Option into a Non-qualified Stock Option rather than an Incentive Stock Option), or

(B) in the case of an Optionee whose employment with the Corporation or an Affiliated Company is terminated for any reason other than Retirement, Disability, or death, at the close of business on the ninetieth (90th) day following the last day of active service by the Optionee with the Corporation or an Affiliated Company or such other date as may be determined by the Committee (provided, however, that any exercise of the Option more than three (3) months after the date of an Optionee’s termination shall convert the Option into a Non-qualified Stock Option rather than an Incentive Stock Option).

      (h) Limitation on Vesting and Exercisability — The aggregate Fair Market Value (determined as of the time the Incentive Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options (granted on or after January 1, 1987) are exercisable for the first time by the Optionee during any calendar year shall not exceed $100,000.

      (i) Order of Exercise — An Incentive Stock Option granted prior to January 1, 1987, shall not be exercisable while there is outstanding any Incentive Stock Option which was granted to the Optionee before the grant of the first-mentioned Incentive Stock Option. For this purpose, an Incentive Stock Option shall be treated as outstanding until it is exercised in full or expires in accordance with paragraph (c) of this Section 6.

      As used in paragraphs (h) and (i) of this Section 6, the term Incentive Stock Option shall mean an option to purchase stock which is granted pursuant to the provisions of this Plan or of any other plan of the Corporation or of a parent or subsidiary corporation (as defined by Section 424(f) of the Code) and which complies with the terms and conditions set forth in Section 422(b) of the Code.

      (j) Intent — It is the intent of the Corporation that Non-qualified Stock Options granted under the Plan not be classified as Incentive Stock Options, that Incentive Stock Options granted under the Plan be consistent with and contain or be deemed to contain all provisions required under Section 422 and the other appropriate provisions of the Code and any implementing regulations (including any successor provisions thereto), and that any ambiguities in construction shall be interpreted in order to effectuate such intent.

SECTION 7.          NON-QUALIFIED STOCK OPTIONS

      (a) General — The Committee may authorize the grant of Non-qualified Stock Options subject to the terms and conditions specified in this Section 7. The grant of a Non-qualified Stock Option shall be evidenced by a written Non-qualified Stock Option Agreement between the Corporation and the Optionee, setting forth the number of shares of Common Stock subject to the Non-qualified Stock Option evidenced thereby, the exercise price per share (which either may be fixed or may be determined in accordance with a formula prescribed by the Committee but, subject to the provisions of Section 16 of the Plan, in no event may be less than 85% of the Fair Market Value of the underlying shares) and the terms, conditions, and restrictions applicable thereto. Non-qualified Stock Options granted pursuant to the provisions of this Section 7 shall be subject to the terms, conditions, and restrictions set forth in paragraphs (c) through (g) of Section 6 of the Plan. The limitations set forth in paragraphs (h) and (i) of Section 6 of the Plan shall not apply to Non-qualified Stock Options.

      (b) Option Grants to Outside Directors — Each person who becomes an Outside Director of the Corporation following the date on which this Plan is approved by the Corporation’s shareholders shall be eligible, subject to approval by the full Board of Directors, to be granted a Non-qualified Stock Option to purchase a number of shares of Common Stock to be determined by the Board of Directors at the time of such grant, with an exercise price per share equal to the Fair Market Value of such shares on the date of grant and with such other terms, consistent with this Plan, as may be established by the Board of Directors at the time of grant. In the case of such Non-qualified Stock Options granted to Outside Directors, the provisions of Section 6(g)(ii) of the Plan shall be modified by setting a default Option expiration date of twelve (12) months following termination of the Participant’s service as a director of the Corporation for any reason.

SECTION 8.          STOCK APPRECIATION RIGHTS

      (a) General — The Committee may grant Stock Appreciation Rights entitling recipients on exercise of the SAR to receive an amount determined in whole or in part by reference to appreciation in the Fair Market Value of the Stock between the date of the Award and the exercise of the Award. A Stock Appreciation Right shall entitle the Participant to receive, with respect to each share of Stock as to which the SAR is exercised, the excess of the share’s Fair Market Value on the date of exercise over its Fair Market Value on the date the SAR was granted. The grant of a Stock Appreciation Right shall be evidenced either by provisions in the Option agreement evidencing a related Option or by a written Stock Appreciation Right Agreement between the Corporation and the Optionee, identifying the related Option (if any), specifying the number of shares of Common Stock subject thereto, and setting forth the terms and conditions applicable to the Stock Appreciation Right.

      (b) Relationship to Options — Stock Appreciation Rights may be granted in tandem with, or independently of, Options granted under the Plan. A Stock Appreciation Right granted in tandem with a Non-qualified Stock Option may be granted either at or after the time the Option is granted. A Stock Appreciation Right granted in tandem with an Incentive Stock Option may be granted only at the time the Option is granted. Stock Appreciation Rights granted in tandem with Options shall be subject to all of the same conditions and limitations as the associated Option. In addition to the requirements of Section 8(c) below, exercise of any SAR granted in tandem with an Option shall require the simultaneous surrender of the related Option, or the portion thereof pertaining to the shares with respect to which the Stock Appreciation Right is exercised. Additionally, any Stock Appreciation Right granted in connection with an Incentive Stock Option may not be exercised on any date on which the Fair Market Value of a share of Common Stock is less than or equal to the Option price per share under the related Incentive Stock Option.

      (c) Exercise — The Committee shall determine the time or times at which Stock Appreciation Rights may be exercised (including any applicable vesting schedule), provided that such time or times shall not occur before the latest of:

(i) six months following the date on which the SAR was granted (unless waived by the Committee due to the Participant’s death or Disability);

(ii) approval of the Plan, as hereby amended, by the stockholders of the Corporation in the manner provided under Section 18(a) of the Plan; and

(iii) the effectiveness of any registration statement required to be filed under the Securities Act of 1933 for the registration of the Common Stock to be issued upon exercise of the SAR.

      A Stock Appreciation Right shall be exercised by providing the Corporation with a written notice in such form and containing such information (including the number of shares of Common Stock with respect to which the Stock Appreciation Right is being exercised) as the Committee may specify. For any SAR granted in tandem with an Option, the date on which the Corporation receives such notice shall be the date on which the related Option, or portion thereof, shall be deemed surrendered and the Stock Appreciation Right shall be deemed exercised.

      (d) Payment — Upon exercise of a Stock Appreciation Right in the manner provided in paragraph (c) of this Section 8, the Optionee shall be entitled to receive Exercise Gain Shares equal to the number of shares of Common Stock that have an aggregate Fair Market Value on the exercise date equal to the amount by which the Fair Market Value of a share of Common Stock on the exercise date exceeds the baseline price per share for the SAR (or the Option price per share of the related Option, as applicable), multiplied by the number of shares with respect to which the SAR is being exercised (or the number of shares covered by the related Option, or portion thereof, surrendered in connection with the exercise of the Stock Appreciation Right). No fractional shares shall be delivered under this Section 8(d), but in lieu thereof a cash or other adjustment may be made as determined by the Committee. In the sole discretion of the Committee, all or part of the payment in respect of a Stock Appreciation Right may be made in cash or other property in lieu of Exercise Gain Shares.

      (e) Termination of SARs — The termination provisions prescribed by Section 6(g) of the Plan for Options also shall apply to any Stock Appreciation Right granted under the Plan (substituting the phrase “Stock Appreciation Right” for the word “Option” as appropriate), regardless of whether or not such SAR was granted in tandem with an Option.

      (f) Effect of Option Exercise — A Stock Appreciation Right granted in tandem with an Option shall be canceled when, and to the extent that, the related Option is exercised, and an Option shall be canceled when, and to the extent that, the Option is surrendered to the Corporation upon the exercise of a related Stock Appreciation Right.

      (g) Deemed Exercise — A Stock Appreciation Right may provide that it shall be deemed to have been exercised at the close of business on the business day preceding the expiration date of the Stock Appreciation Right or of the related Option, or such other date as specified by the Committee, if at such time such Stock Appreciation Right has a positive value. Such deemed exercise shall be settled or paid in the manner prescribed by Section 8(d) of the Plan.

SECTION 9.          RESTRICTED SHARES

      (a) General — The Committee, in its sole discretion, may from time to time authorize the grant of Restricted Shares to a Participant. Any such Award of Restricted Shares shall be documented in a Restricted Share Agreement in such form as the Committee may prescribe, consistent with the Plan, which shall specify the length of the Restriction Period and any other specific terms and conditions applicable to such Award. A certificate or certificates representing the number of Restricted Shares granted shall be registered in the name of the Participant, or shall be evidenced in such other manner permitted by applicable law as determined by the Committee. Such certificate(s) shall bear an appropriate legend referring to the applicable restrictions and shall be deposited by the Award holders with the Corporation, together with a stock power endorsed in blank. Until the expiration of the Restriction Period or the lapse of restrictions in the manner provided in paragraph (d) or paragraph (e) of this Section 9, the certificate or certificates shall be held by the Corporation for the account of the Participant, and the Participant shall have beneficial ownership of the Restricted Shares, including the right to receive dividends on, and the right to vote, the Restricted Shares.

      (b) Restrictions — Until the expiration of the Restriction Period or the lapse of restrictions in the manner provided in paragraph (d) or paragraph (e) of this Section 9, Restricted Shares shall be subject to the following restrictions and to any additional restrictions that the Committee, in its sole discretion, may from time to time prescribe in individual Restricted Share Awards in furtherance of the objectives of the Plan:

(i) the Participant shall not be entitled to receive the certificate or certificates representing the Restricted Shares;

(ii) the Restricted Shares may not be sold, transferred, assigned, pledged, conveyed, hypothecated, or otherwise disposed of, except by will or the laws of descent and distribution; and

(iii) the Restricted Shares may be forfeited immediately as provided in paragraph (d) of this Section 9.

      (c) Distribution of Restricted Shares — If a Participant to whom Restricted Shares have been granted remains in the continuous Employment of the Corporation or an Affiliated Company during the entire Restriction Period, upon the expiration of the Restriction Period all restrictions applicable to the Restricted Shares shall lapse, and the certificate or certificates representing the shares of Common Stock that were granted to the Participant in the form of Restricted Shares shall be delivered to the Participant.

      (d) Termination of Employment — If the Employment of a Participant is terminated for any reason other than the Disability or death of the Participant in service before the expiration of the Restriction Period, the Restricted Shares shall be forfeited immediately and all rights of the Participant to such shares shall terminate immediately without further obligation on the part of the Corporation or any Affiliated Company. If the Participant’s Employment is terminated by reason of the Disability or death of the Participant in service before the expiration of the Restriction Period, the restrictions shall lapse on the date the Participant’s employment terminated with respect to a number of Restricted Shares equal to that fraction of the Restricted Shares with respect to which the Corporation or the Affiliated Company has recognized compensation expense under generally accepted accounting principles (as such principles are in effect on the date this Award is effective) as of the date of Participant’s death or Disability; and the certificate or certificates representing the shares of Common Stock upon which the restrictions have lapsed shall be delivered to the Participant (or, in the event of the Participant’s death, to his Beneficiary). All other Restricted Shares subject to such Award shall be deemed canceled and surrendered to the Corporation.

      (e) Waiver of Restrictions — The Committee, in its sole discretion, may waive any or all restrictions with respect to Restricted Shares.

SECTION 10.          PERFORMANCE SHARE UNITS

      (a) General — The Committee, in its sole discretion, may from time to time authorize the grant of Performance Share Units to a Participant, which shall be documented in a Performance Share Award agreement in such form as the Committee may prescribe, consistent with the Plan, which shall specify the relevant performance goals, the Performance Cycle, and other terms and conditions of the Award. Performance Share Units shall entitle the Participant to Performance Shares (or cash or other property in lieu thereof, as determined by the Committee) upon the achievement of such performance goals as may be established by the Committee at the time of grant. The Committee in its sole discretion shall determine the performance goals, the related Performance Cycle during which performance is to be measured, and all other limitations and conditions applicable to the awarded Performance Shares; provided, however, that the Committee may rely on the performance goals and other standards applicable to any other performance plans of the Corporation in setting the standards for Performance Share Awards under the Plan. At such time as it is certified by the Committee that the performance goals established by the Committee have been attained or otherwise satisfied, the Committee shall authorize the payment of cash in lieu of Performance Shares or the issuance of Performance Shares registered in the name of the Participant.

      (b) Termination of Employment — If the Participant’s employment with the Corporation or an Affiliated Company is terminated before the end of a Performance Cycle for any reason other than Participant’s Disability or death, or any other reason initiated by the Company (excluding any termination for cause unless the Committee shall expressly determine otherwise), the Participant shall forfeit all rights with respect to any Performance Shares that were being earned during the Performance Cycle. The Committee, in its sole discretion, may establish guidelines providing that if a Participant’s employment is terminated before the end of a Performance Cycle by reason of the Participant’s Disability or death, or for any other reason where the termination is initiated by the Company (excluding any termination for cause unless the Committee shall expressly determine otherwise), the Participant shall be entitled to a prorated payment with respect to any Performance Shares that were being earned during the Performance Cycle.

SECTION 11.          OWNERSHIP RIGHTS WITH RESPECT TO AWARDS

      (a) General — Unless otherwise determined by the Committee pursuant to Section 11(b) below, and except for a Participant’s beneficial ownership rights with respect to Restricted Shares under Section 9 of the Plan, a Participant to whom an Award is made (or his successor) shall have no rights as a holder with respect to any shares or other securities issuable pursuant to such Award until the date of the issuance to him of a stock certificate or other instrument of ownership representing such securities. Except as provided in Section 16 of the Plan (and except for a Participant’s beneficial ownership rights with respect to Restricted Shares under Section 9 of the Plan), no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities, other property or any combination thereof) for which the record date is prior to the date such stock certificate or other instrument of ownership is issued.

      (b) Committee Discretion Concerning Dividends — The Committee may authorize the payment of dividend equivalents on some or all of the shares of Common Stock covered by Options or Performance Share Units granted under the Plan, in an amount equal to, and commensurate with, dividends declared by the Board of Directors and paid on Common Stock. Dividend equivalents payable on Option shares or on Performance Share Units under this Section 11 may be paid in cash or in Common Stock at the discretion of the Committee. The Committee may authorize the automatic payment of dividend equivalents under this Section 11 with respect to any Option for all or some portion of its term by including a specific provision, authorizing such automatic payment, in the Incentive Stock Option Agreement required under Section 6(a) of the Plan or the Non-qualified Stock Option Agreement required under Section 7 of the Plan. The Committee may authorize the automatic payment of dividend equivalents under this Section 11 with respect to any Performance Share Unit for all or some portion of its term as a term and condition of the Performance Share Unit grant.

SECTION 12.          DEFERRAL OF COMPENSATION

      The Committee shall determine whether an Award shall be made in conjunction with deferral of the Participant’s salary, bonus or other compensation, or any combination thereof, and whether such deferred amounts may be:

(i) forfeited to the Corporation or to other Participants, or any combination thereof, under certain circumstances (which may include, but need not be limited to, certain types of termination of Employment);

(ii) subject to increase or decrease in value based upon the attainment of or failure to attain, respectively, certain performance measures; and/or

(iii) credited with income equivalents (which may include, but need not be limited to, interest, dividends or other rates of return) until the date or dates of payment of the Award.

SECTION 13.          DEFERRED PAYMENT OF AWARDS

      The Committee may specify that the payment of all or any portion of the cash, Common Stock or other property a Participant is entitled to receive with respect to an Award shall be deferred until a later date. Deferrals shall be for such periods or until the occurrence of such events, and upon such terms, as the Committee shall determine. Deferred payments of Awards may be made by undertaking to make payment in the future based upon the performance of certain investment equivalents (which may include, but need not be limited to, government securities, Common Stock, other securities, property or consideration, or any combination thereof), together with such additional amounts of income equivalents (which may be compounded and may include, but need not be limited to, interest, dividends or other rates of return, or any combination thereof) as may accrue thereon until the date or dates of payments, with such investment equivalents and such additional amounts of income equivalents to be determined by the Committee.

SECTION 14.          AMENDMENT OR SUBSTITUTION OF AWARDS

      The terms of any outstanding Award under the Plan may be amended from time to time by the Committee in any manner that it deems appropriate (including, but not limited to, acceleration of the date of exercise of any Award and/or payments thereunder); provided that no such amendment shall reduce the amount of any benefit which a Participant is then entitled to obtain or collect under such Award, unless the Committee determines that there have occurred or are about to occur significant changes in the Participant’s position, duties or responsibilities, or significant changes in economic, legislative, regulatory, tax, accounting or cost-benefit conditions which are determined by the Committee to have or to be expected to have a substantial effect on such Award or on the performance of the Corporation, or any Affiliated Company, division or department thereof. The Committee may require or permit holders of Awards under the Plan to surrender outstanding Awards in order to exercise or realize the rights under other Awards, or in exchange for the grant of new Awards, and may require holders of Awards to surrender outstanding Awards as a condition precedent to the grant of new Awards under the Plan.

SECTION 15.          TERMINATION OF A PARTICIPANT

      For all purposes under the Plan, the Committee shall determine whether a Participant has terminated his Employment; provided, however, that transfers between the Corporation and an Affiliated Company or between Affiliated Companies, and approved leaves of absence may not be deemed such a termination, in the Committee’s discretion.

SECTION 16.          DILUTION, CHANGE IN CONTROL AND OTHER ADJUSTMENTS

      In the event of a recapitalization, stock split, stock dividend, exchange, combination, or reclassification of shares, merger, consolidation, reorganization, Change in Control or other change in or affecting the capital structure or capital stock of the Corporation, the Board of Directors, upon the recommendation of the Committee, may make appropriate adjustments in the number of shares of Common Stock authorized for the Plan and in the annual limitation imposed by Section 5 of this Plan; and the Committee may make such appropriate adjustments in the terms of any outstanding Award as it deems equitable, in its absolute discretion, to prevent dilution or enlargement of the rights of Participants.

SECTION 17.          REGULATORY APPROVALS

      The exercise of each Option and Stock Appreciation Right, and the grant or distribution of Restricted Shares and Performance Shares, shall be subject to the condition that if at any time the Corporation shall determine in its discretion that the satisfaction of withholding tax or other tax liabilities, or the listing, registration, or qualification of any shares of Common Stock upon any securities exchange or under any Federal or state law, or the consent or approval of any regulatory body, is necessary or desirable as a condition of, or in connection with, such exercise, grant, or distribution, then in any such event such exercise, grant, or distribution shall not be effective unless such liabilities have been satisfied or such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Corporation.

SECTION 18.          EFFECTIVE DATE AND TERM OF THE PLAN

      (a) Effective Date — The Plan, as hereby amended, shall be effective when approved by the Board of Directors, and Options, Stock Appreciation Rights, and Performance Share Units may be granted immediately thereafter; provided, that no Option or Stock Appreciation Right may be exercised and no Restricted Shares or Performance Shares may be granted under the Plan unless and until the Plan, as hereby amended, is approved by the vote of the holders of a majority of the shares of Common Stock present or represented and entitled to vote at a meeting of the stockholders of the Corporation, at which a quorum is present, held within twelve (12) months after the date of adoption of the Plan, as hereby amended, by the Board of Directors.

      (b) Term of the Plan — Awards may be granted from time to time under the terms and conditions of the Plan, but no Incentive Stock Option may be granted after the expiration of ten (10) years from the date of adoption of the Plan, as hereby amended, by the Board of Directors; provided, however, that any future amendment to the Plan that is approved by the stockholders of the Corporation in the manner provided under paragraph (a) of this Section 18 shall be regarded as creating a new Plan, and an Incentive Stock Option may be granted under such new Plan until the expiration of ten (10) years from the earlier of the approval by the Board of Directors, or the approval by the stockholders of the Corporation, of such new Plan. Incentive Stock Options theretofore granted may extend beyond the expiration of that ten-year period, and the terms and conditions of the Plan shall continue to apply thereto and to shares of Common Stock acquired upon the subsequent exercise of any such Incentive Stock Option or related Stock Appreciation Right.

SECTION 19.          AMENDMENT OR TERMINATION OF THE PLAN

      The Board of Directors may at any time and from time to time alter or amend, in whole or in part, any or all of the provisions of the Plan, or may at any time suspend or terminate the Plan, provided that no alteration or amendment may be made without the approval of the holders of a majority of the Common Stock then outstanding and entitled to vote if such stockholder approval is necessary to comply with the requirements of any rules promulgated under Section 16 of the Securities Exchange Act of 1934, the Incentive Stock Option rules under the Code, or such other Federal or state laws or regulations as may be applicable.

SECTION 20.          MISCELLANEOUS

      (a) Fractional Shares — The Corporation shall not be required to issue or deliver any fractional share of Common Stock upon the exercise of an Option or Stock Appreciation Right, or the award of Performance Shares, but may pay, in lieu thereof, an amount in cash equal to the Fair Market Value of such fractional share.

      (b) Withholding — The Corporation and its Affiliated Companies shall have the right, to the extent permitted by law, to deduct from any payment of any kind otherwise due to a Participant any Federal, state or local or foreign taxes of any kind required by law to be withheld with respect to Awards under the Plan, and to the extent any such withholding requirements are not satisfied, each Participant shall be required to pay to the Corporation any Federal, state or local or foreign taxes of any kind required by law to be withheld with respect to Awards under the Plan. A Participant may elect to satisfy this requirement by delivery to the Corporation of any combination of cash, securities or other property (subject to approval by the Committee) having a market value equal to the amount of such obligation; provided, however, that any election by a Participant to utilize any security of the Corporation to satisfy such tax liability must fully comply with all applicable requirements of Rule 16b-3 and of Code Section 422. Failure by a Participant to satisfy these requirements with respect to any Award may result in the Participant’s forfeiture of all rights with respect to such Award. In no event shall the Corporation or any Affiliated Company be required to make any payment of cash, Common Stock or other property in respect of any Award until the requirements of this Section 20(b) are satisfied in full.

      (c) Required Filings — The appropriate officers of the Corporation shall cause to be filed any reports, returns or other information regarding the Plan and Awards hereunder or any Common Stock issued pursuant hereto as may be required by the Code, by the Exchange Act or by any other applicable statute, rule or regulation (or any successor provisions thereto).

      (d) Written Awards; Participant Consent — No Participant or other person shall have any right with respect to the Plan, the Common Stock reserved for issuance under the Plan or in any Award, contingent or otherwise, until written evidence of the Award shall have been delivered to the Participant and all the terms, conditions and provisions of the Plan and the Award applicable to such Participant or his successor have been met. The rights of each Participant shall be limited to those that are specifically granted in the Plan or in the written evidence of the Award. Any right not specifically granted therein is reserved entirely to the discretion of the Board. By accepting any Award or other benefit under the Plan, each Participant or his successor shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, any action taken under the Plan by the Corporation, the Board or the Committee or its delegates.

      (e) No Contract of Employment or Employment Rights — This Plan shall not be deemed to be an employment contract between the Corporation or any Affiliated Company and any Participant or other employee. No action taken with respect to this Plan and nothing contained herein, or in any agreement, certificate or other document evidencing, providing for, or setting forth the terms and conditions applicable to any Awards shall be deemed to confer upon any Participant or other employee a right to continue in the employment of the Corporation or any Affiliated Company, or to interfere with the right of the Corporation or any Affiliated Company to terminate the employment of such Participant or employee at any time.

      (f) No Alienation — Except as may be approved by the Committee where such approval does not adversely affect compliance of the Plan with Rule 16b-3, a Participant’s rights and interest under the Plan and any Award may not be assigned or transferred, hypothecated or encumbered in whole or in part either directly or by operation of law and otherwise (except in the event of a Participant’s death) including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner. Any transferee of a Participant’s rights approved by the Committee shall be treated as the “Participant” for all purposes of the Plan, unless the Committee directs otherwise.

      (g) Compliance with ISO Rules, Rule 16b-3 and Other Applicable Law — No cash, Common Stock or other forms of payment shall be issued hereunder with respect to any Award unless counsel for the Corporation is satisfied that such issuance will be in compliance with all applicable requirements of Federal, state, local and foreign laws and regulations, including any requirements of the Nasdaq National Market of the National Association of Securities Dealers or of any other exchange or market on which the Corporation’s stock is then traded. Additionally, it is the intent of the Corporation that the Plan comply in all respects with Rule 16b-3 and (with respect to Incentive Stock Options) with Section 422 of the Code, that any ambiguities or inconsistencies in construction of the Plan be interpreted to give effect to such intention and that if any provision of the Plan is found not to be in compliance with Rule 16b-3 or with Code Section 422 (as applicable), such provision shall be deemed null and void to the extent required to permit such compliance. The Board shall have the power, without further approval of the Corporation’s shareholders, to amend the Plan in any respect necessary at any point in time to permit the Plan, and Awards granted under the Plan, to continue to comply with Rule 16b-3 and with Section 422 of the Code, as applicable.

      (h) Plan Expenses and Affiliated Company Participation — The expenses of the Plan shall be borne by the Corporation. However, in the case of Awards made to Participants Employed by or performing services for an Affiliated Company, where the Corporation does not own (directly or indirectly) 100% of the equity of such Affiliated Company, the Committee may impose any conditions which it deems appropriate as a precondition to the granting of such Awards, including without limitation conditions related to the partial or complete reimbursement of the costs associated with such Awards to the Corporation by such Affiliated Company.

      (i) Committee Discretion — Determinations made by the Committee under the Plan need not be uniform and may be made selectively among eligible individuals under the Plan, whether or not such eligible individuals are similarly situated. All determinations and decisions made by the Committee shall be final, conclusive, and binding on all parties concerned and are made in the sole and absolute discretion of the Committee unless a contrary standard for action is expressly stated in the Plan.

      (j) Unfunded Plan — Except as may otherwise be provided in the Plan, the Plan shall be unfunded. Neither the Corporation nor any Affiliated Company shall be required to segregate any assets that may be represented by Options, Stock Appreciation Rights, or Performance Share Units, and neither the Corporation nor any Affiliated Company shall be deemed to be a trustee of any amounts to be paid under an Option, Stock Appreciation Right, or Performance Share Unit. Any liability of the Corporation to pay any Participant or Beneficiary with respect to an Option, Stock Appreciation Right, or Performance Share Unit shall be based solely upon any contractual obligations created pursuant to the provisions of the Plan, and the rights of such Participant or Beneficiary therein shall be no greater that the rights of the Corporation’s general creditors. No such obligation shall be deemed to be secured by any pledge or encumbrance on any property of the Corporation or an Affiliated Company.

      (k) Governing Law — The Plan, its validity, interpretation, and administration, and the rights and obligations of all persons having an interest therein, shall be governed by and construed in accordance with the laws of the State of Tennessee, except to the extent that such laws may be preempted by Federal law.

      (l) Gender and Number — Wherever used in the Plan, words in the masculine form shall be deemed to refer to females as well as to males, and words in the singular or plural shall be deemed to refer also to the plural or singular, respectively, as the context may require.

ANNEX B

[Pursuant to Instruction 3 to Item 10 of Schedule 14A, the Company is filing a copy of its Stock Ownership Plan with the Commission as Annex B to this Proxy statement; however, such plan is not a part of the Proxy Statement and is not being provided to security holders.]

STOCK OWNERSHIP PLAN

Purpose: The Board of Directors believes that it is desirable and in the best interest of the Company to encourage ownership of Common Stock of the Company by the principal officers of the Company. It is believed that a substantial investment in the Company by such officers will encourage and enhance their incentive to manage the Company for the long-term benefit of its shareholders. Accordingly, the Board of Directors adopts this Plan in order to carry out such goals.

Goal: Every participant is encouraged to own that number of shares of Common Stock of the Company that represents in fair market value on the date of such subscription two (2) times such participant’s base salary commencing on the first business day three (3) years following the Initial Subscription Offering Date (as defined herein) with respect to such participant. For such purpose, fair market value shall be determined by the closing price of the Company’s Common Stock as reported by NASD on the date of such determination, or if the Common Stock is not traded on such day, then the earliest day prior thereto when such stock trades (the “NASD Price”.)

Participants: This Plan shall apply to the Chief Executive Officer, President, Chief Financial Officer, and all Corporate vice-presidents, and, such other persons as may be identified periodically from time to time hereafter by the Compensation Committee.

Purchase From Company: In order to facilitate the acquisition of Common Stock of the Company, the Company will on the date of adoption of the Plan by the Board of Directors, or as soon thereafter as may be practical, or on the next anniversary date of the adoption of the Plan (an “Anniversary Date”) that occurs following the selection of a new corporate officer eligible to participate in the Plan (or on such earlier date as the Compensation Committee may designate in the case of a new corporate officer) (such date, as applicable, the “Initial Subscription Offering Date”), allow each participant to subscribe for shares of Common Stock up to but not to exceed that number of shares having a fair market value based upon the NASD Price on the Initial Subscription Offering Date equal to two (2) times the participant’s base salary. The subscription price for such shares shall be the NASD Price on the Initial Subscription Offering Date.

Thereafter on the two (2) successive Anniversary Dates following the Initial Subscription Offering Date, a participant shall be allowed to subscribe for the purchase of additional shares of Common Stock having a fair market value equal to two (2) times the participant’s base salary on such Anniversary Date less the subscription price applicable to any previous subscriptions. The subscription price of such shares shall be the NASD Price of the Common Stock on the applicable Anniversary Date for such offering.

ANNEX B

Each participant’s subscription shall be automatically called for payment upon a date established by the Compensation Committee set forth in the written subscription agreement that is on or before the third anniversary date of the Initial Subscription Offering Date with respect to each participant (the “Call Date”). At that time, the participant may pay the subscription price in cash and/or through the surrender to the Company of shares of Common Stock of equal value either (i) owned by the participant or (ii) subject to acquisition under the subscription.

Death or Disability: In the event of the death of a participant or the disability of a participant such that the participant shall no longer continue to be employed by the Company, all subscriptions outstanding shall automatically become due and payable, if not earlier pursuant to their terms, six (6) months from the date of such participant’s death or disability, as applicable.

Termination of Employment: In the event of the termination of employment of a participant for any reason other than death or disability, whether for or without cause, voluntary or involuntary, all subscriptions outstanding shall automatically become due and payable, if not earlier pursuant to their terms, ten (10) days from the participant’s termination date.

Optional Subscription Payment Date Extension: For a participant whose employment with the Company has been terminated, whether by reason of death, disability or otherwise, and who’s subscription has therefore been called automatically for payment, management may extend the subscription payment date under the subscription to the earlier of (i) the Call Date established in the subscription or such other date not beyond three (3) years after the date of extension, or (ii) the date the trading price of the Company’s Common Stock as reported by NASD is equal to or greater than the subscription price. It shall be a condition of any such extension that the participant agree that if the trading price of the Company’s Common Stock as reported by NASD at any time thereafter becomes equal to or greater than the subscription price, the subscription shall automatically terminate, and the participant shall be deemed to have exercised the subscription and exchanged and equal number of shares of Common Stock of the Company in payment for the subscribed shares.

Acquisition: In the event that the Company is acquired by another person, corporation or legal entity, whether by merger, consolidation, sale of assets, tender offer or other means, the Company shall have the right to immediately call all outstanding subscriptions for payment, at its sole option.

Restricted Stock: All shares of Common Stock purchased by a participant from the Company shall be restricted stock and shall be subject to the resale restrictions imposed by all applicable federal and state securities laws.

Rule 16b-3 Requirements: The Board of Directors reserves the right to modify the Plan retroactively. The Board of Directors may submit the Plan to the Company’s shareholders for approval should it determine that it is desirable to do so either to meet the requirements of Rule 16b-3 of the Securities Exchange Act of 1934 or for any other reason.

ANNEX B

Authority To Modify The Plan: The Company reserves the right to modify or terminate the Plan at all times, provided that the Company will not change the number of shares of Common Stock or the maturity date of any subscription agreement outstanding without such participant’s consent.

Compensation Committee Authority: The Board of Directors grants to the Compensation Committee the authority to administer the Plan and to make any changes in the Plan necessary or desirable in order to carry out the purposes of the Plan. Furthermore, the Compensation Committee shall have exclusive authority to interpret the Plan provisions and to waive or modify any requirement of the Plan or any terms of a subscription agreement issued to a participant in the Plan. The Committee may extend the Call Date in any subscription for any participant.

PROXY

THE DIXIE GROUP, INC.

This Proxy is Solicited on Behalf of the Board of Directors

Annual Meeting of Shareholders

May 2, 2002

     The undersigned hereby appoints Daniel K. Frierson, John W. Murrey, III, and Robert J. Sudderth, Jr., and each of them, proxies, with full power of substitution, to act and to vote the shares of common stock which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at 365 South Industrial Boulevard, Calhoun, Georgia 30701, at 10:00 A.M., Eastern Daylight Time, on May 2, 2002, and any adjournment or adjournments thereof, as follows:

PLEASE SIGN, DATE AND RETURN THIS PROXY IN THE

ACCOMPANYING PREPAID SELF-ADDRESSED ENVELOPE. THANK YOU.

SEE REVERSE SIDE

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned. If no direction is made, this proxy will be voted in favor of Proposals 1, 2 and 3. The Board is not aware of any other matter to be brought before the annual meeting for a vote of shareholders. If, however, other matters are properly presented, the proxies will be voted in accordance with the best judgment of the Proxy Holders.

1. Election of Directors:
FOR all nominees		WITHHOLD AUTHORITY

☐	(Except as indicated to the contrary below)	☐	to vote for all nominees listed below

J. Don Brock; Lovic A. Brooks, Jr.;

Daniel K. Frierson; Paul K. Frierson;
John W. Murrey, III; Peter L. Smith; Robert J. Sudderth, Jr.

(Instruction: To withhold authority to vote for any individual,

write that nominee’s name in the space provided below.)

2.	Amendment of the Company’s Stock Incentive Plan (i) to increase the maximum number of shares of the Company’s Common Stock that may be issued pursuant to awards under the Plan from 436,500 to 1,936,500; and (ii) to waive the limit on the number of shares that may be subject to award in any one year for purposes of issuing options to replace those cancelled in 2001.

FOR Approval of such Amendment	AGAINST such Approval
☐	☐

3.	Approval of an amended version of the Company’s Stock Ownership Plan.

FOR Approval of such amended Plan	AGAINST such Approval
☐	☐

4.	Acting upon any other business which may be properly brought before said meeting or any adjournment or adjournments thereof.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and the Proxy Materials and Annual Report to Shareholders furnished therewith.

SIGNATURE(S):	DATE:

NOTE: Signature should agree with name on stock certificate as printed thereon. When signing in a representative capacity, please give your full title.